UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2012 - May 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM

. . . YOUR ROAD TO THE LATEST, MOSTUP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents
Dear Shareholder	3
Economic and Market Overview	4
Management Discussion of Fund Performance	6
Risks and Other Considerations	13
Fund Summary & Performance	14
Overview of Fund Expenses	28
Portfolio of Investments	30
Statement of Assets and Liabilities	46
Statement of Operations	48
Statement of Changes in Net Assets	50
Financial Highlights	54
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	69
Supplemental Information	70
Considerations Regarding Investment Advisory Agreements and Investment Sub-advisory Agreement Contract Re-Approval	72
Trust Information	79
About the Trust Adviser	Back Cover

May 31, 2013

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for seven of our exchange-traded funds (“ETFs” or “Funds”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the following seven Funds for the annual fiscal period ended May 31, 2013, with the name of each Fund followed by its NYSE Arca ticker symbol:

-	Guggenheim Canadian Energy Income ETF (ENY)

-	Guggenheim China Real Estate ETF (TAO)

-	Guggenheim China Small Cap ETF (HAO)

-	Guggenheim Frontier Markets ETF (FRN)

-	Guggenheim International Multi-Asset Income ETF (HGI)

-	Guggenheim Shipping ETF (SEA)

-	Guggenheim Timber ETF (CUT)

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 37 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

June 28, 2013

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ECONOMIC AND MARKET OVERVIEW	May 31, 2013

Despite weakening global economic conditions experienced as the period came to a close, the overall U.S. economy for the past 12 months was powered by monetary accommodation from central banks around the world and continuing improvement in the U.S. housing sector and labor market. Equity markets rallied more than 27 percent over the period, with the S&P 500 reaching an all-time high. Credit spreads continued to tighten, as abundant liquidity and the continuation of open-ended quantitative easing resulted in a benign credit environment with low default rates.

Improvement in the unemployment rate has been slow, and recent declines may be overstated by reduced labor force participation – the lowest since 1978. In the private sector, the U.S. economy is currently adding jobs at a rate that is over 20 percent higher than that of the prior expansion. As for housing, January and February 2013 marked the best two-month period of new home sales since 2008 which has been driving increased consumption through the wealth effect.

Conflicting economic data about the health of the U.S. economy late in the period stirred concerns about possible market consolidation or even a correction; following the Fiscal Cliff and sequester, there was also rising uncertainty around U.S. fiscal policy issues, as well as anemic growth trends in Europe, slower growth in China and a tumble in commodity prices, notably that of gold. Markets were also startled by the size of accommodation by the Bank of Japan which ultimately weakened the value of the yen. Nonetheless, multi-year lows in the CBOE Volatility Index suggested there was also considerable complacency on the part of investors.

A number of global central banks implemented interest rate cuts during the period, owing to sluggish global economic growth and continuing weakness in commodity prices. The world is still in a deflationary environment, which has given policymakers a great deal of leeway to extend and expand accommodative monetary policies aimed at stimulating output.

Following the end of the Funds’ fiscal year ended May 31, 2013, U.S. and global markets experienced significant volatility. Both fixed income and equity markets sold off sharply due to rising monetary policy uncertainty in the U.S. and growing fundamental risk in Japan and China. The rise in volatility has in large part been a result of shifting market sentiment, but fundamentally, economic growth in the U.S. has not changed materially, although the impact of rising interest rates has yet to be seen. With ongoing weakness in growth and inflation, global central banks are expected to maintain accommodative monetary policies for the foreseeable future.

For the 12-month period ended May 31, 2013, the S&P 500 rose 27.28% (this and all other returns cited in this section are total return). Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index rose 31.62% and the MSCI Emerging Market Index rose 14.10%.

In the bond market, the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”) returned 0.91% for the period, while the Barclays U.S. Corporate High Yield Index returned 14.82%. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.08% for the same period.

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May 31, 2013

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Chicago Board Options Exchange Market Volatility Index (the “VIX”) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices.

The Dow Jones Global Forestry & Paper Index is a float-adjusted market capitalization weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The STOXX Europe Total Market Forestry & Paper Index represents the European forestry and paper industry as defined by the market standards of ICB (Industry Classification Benchmark).

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2013

ENY Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Index”).

The Index is comprised of approximately 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE MKT (formerly, NYSE AMEX), Nasdaq Stock Market or New York Stock Exchange. The universe of companies includes approximately 200 TSX-listed oil and gas sector securities including royalty trusts, as defined by TSX, and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management Ltd. (the “Index Provider”).

The Fund will invest at least 90% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 0.74%, which included a decrease in market price over the period to $14.43 as of May 31, 2013, from $14.73 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 0.61%, which included a decrease in NAV over the period to $14.51 as of May 31, 2013, from $14.83 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad Canadian equity market comparison purposes, the Index returned 0.62% and the S&P/TSX Composite Index (“S&P/TSX”) returned 13.06% for the 12-month period ending May 31, 2013.

The Fund made quarterly distributions per share of $0.102 on June 29, 2012; $0.123 on September 28, 2012; $0.126 on December 31, 2012; and $0.087 on March 28, 2013.

Performance Attribution
Since more than 90% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s positive return for the 12-month period ended May 31, 2013. The Fund also has positions in the utilities and industrial sectors, which also contributed to the Fund’s return. Positions that contributed most significantly to the Fund’s return included Progress Energy Resources Corp., a Canadian exploration and production company focused on natural gas development that was acquired by PETRONAS Carigali Canada Ltd. in 2012; Nexen, Inc., a Canadian oil and gas company which was acquired by China-based Cnooc Ltd. in 2013; and Peyto Exploration & Development Corp., an oil and gas exploration and production company based in Canada (none of the positions were held in the Fund’s portfolio at period end). Positions that detracted most significantly included Southern Pacific Resource Corp., which is engaged in the exploration, development and production of in-situ thermal heavy oil and bitumen production in the Athabasca oil sands of Alberta and in Senlac, Saskatchewan (3.1% of the Fund’s long-term investments at period end); BlackPearl Resources, Inc., an oil and gas exploration company (4.7% of the Fund’s long-term investments at period end); and Athabasca Oil Corp., which develops oil sands in Alberta, Canada (4.6% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2013

TAO Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 31.59%, which included an increase in market price over the period to $21.66 as of May 31, 2013, from $16.74 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 34.05%, which included an increase in NAV over the period to $22.03 as of May 31, 2013, from $16.72 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the Index returned 34.95% and the MSCI China Index, which measures performance of the Chinese equity market, returned 15.39% for the 12-month period ending May 31, 2013.

The Fund made an annual distribution on December 31, 2012, of $0.388 per share, which was characterized as ordinary income.

Performance Attribution
Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the 12-month period ended May 31, 2013, both sectors contributed to the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Wharf Holdings Ltd., an investment holding company based in Hong Kong; China Overseas Land & Investment Ltd., which through its subsidiaries develops and invests in properties, constructs buildings and invests in treasury securities and infrastructure projects; and Henderson Land Development Co. Ltd., a leading property developer with businesses in Hong Kong and throughout mainland China (6.0%, 5.0% and 4.8%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Evergrande Real Estate Group Ltd., an integrated residential property developer; Swire Properties Ltd., which develops and manages commercial, retail and residential properties; and E-House (China) Holdings Ltd., which offers real estate services (1.5%, 2.3% and 0.3%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2013

HAO Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 23.08%, which included an increase in market price over the period to $24.31 as of May 31, 2013, from $20.01 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 25.24%, which included an increase in NAV over the period to $24.68 as of May 31, 2013, from $19.97 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 25.74% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 15.39% for the 12-month period ending May 31, 2013.

The Fund made an annual distribution of $0.314 per share on December 31, 2012, which was characterized as ordinary income.

Performance Attribution
For the 12-month period ended May 31, 2013, the financial sector contributed most significantly to return, followed by the consumer, noncyclical sector. The diversified sector was the only sector to detract from return. Positions that contributed most significantly to the Fund’s return included Sino-Ocean Land Holdings Ltd., a real estate holding company that develops residential, office and commercial real estate in the northern People’s Republic of China (not held in the Fund’s portfolio at period end); Sino Biopharmaceutical Ltd., which researches, develops, produces and sells biopharmaceutical products for the medical treatment of ophthalmia, as well as modernized Chinese medicine and chemical medicine for the treatment of hepatitis (1.2% of the Fund’s long-term investments at period end); and Semiconductor Manufacturing International Corp., which manufactures, trades, packages, tests and provides computer-aided design integrated circuits (1.1% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Parkson Retail Group Ltd., which operates a national network of department stores in China; China Shanshui Cement Group Ltd., a cement and clinker producer; and China Rongsheng Heavy Industries Group Holdings Ltd., which is involved in the ship-making industry and petrochemical engineering (0.3%, 0.6% and 0.3%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2013

FRN Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Index”).

The Index is composed of and tracks the performance of all liquid, as defined by BNY Mellon, the Fund’s index provider (the “Index Provider”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE MKT (formerly, NYSE AMEX) and Nasdaq Stock Market (“NASDAQ”) of Frontier Market countries, as defined by the Index Provider. The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama, and Trinidad & Tobago. An ADR or GDR is determined to be liquid based upon an assessment of trading volume and market capitalization.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of -8.11%, which included a decrease in market price over the period to $17.17 as of May 31, 2013, from $19.26 as of May 31, 2012. On an NAV basis, the Fund generated a total return of -5.94%, which included a decrease in NAV over the period to $17.41 as of May 31, 2013, from $19.08 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad emerging market comparison purposes, the Index returned -5.57% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 14.10% for the 12-month period ending May 31, 2013.

The Fund made an annual distribution of $0.607 per share on December 31, 2012, which was characterized as ordinary income.

Performance Attribution
For the 12-month period ending May 31, 2013, the financial sector contributed most significantly to the Fund’s return, followed by the communications sector. The basic materials sector detracted most significantly from the Fund’s return, followed by the consumer, cyclical sector. Positions that contributed most significantly to the Fund’s return included Guaranty Trust Bank PLC, a Nigerian commercial bank; Commercial International Bank Egypt SAE, an Egyptian bank; and Orascom Telecom Holding SAE, an international telecommunications company operating a global system for mobile communications (GSM) networks in the Middle East, Africa and Asia (5.7%, 4.2% and 2.6%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Latam Airlines Group SA, a Chile-based airline that provides domestic and international passenger and cargo air services; Cia de Minas Buenaventura SA, which explores for, mines and processes gold, silver, zinc and other metals; and Ecopetrol SA, a Colombian integrated oil company (7.0%, 3.6% and 8.7%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts and American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 19.21%, which included an increase in market price over the period to $17.19 as of May 31, 2013, from $15.09 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 20.03%, which included an increase in NAV over the period to $17.26 as of May 31, 2013, from $15.05 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 19.95% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned 31.62% for the 12-month period ending May 31, 2013.

The Fund made quarterly distributions per share of $0.231 on June 29, 2012, $0.175 on September 28, 2012, $0.131 on December 31, 2012 and $0.213 on March 28, 2013. All of the distributions were characterized as ordinary income.

Performance Attribution
For the 12-month period ended May 31, 2013, the financial sector was the most significant contributor to the Fund’s return, followed by the consumer, non-cyclical sector. The energy sector detracted most significantly from the Fund’s return, followed by the basic materials sector. Positions that contributed most significantly to the Fund’s return included Hong Kong Television Network Ltd., which provides international telecommunications services and fixed telecommunication network services; Barclays PLC, which is a global financial services provider engaged in retail banking, credit cards, wholesale banking, investment banking, wealth management and investment management services; and STMicroelectronics NV, which designs, develops, manufactures and markets semiconductor integrated circuits and discrete devices (1.2%, 0.6% and 0.7%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included SandRidge Permian Trust, which owns royalty interests in producing and developing oil wells in the Mississippian formation in Oklahoma; Gold Fields Ltd., a South African company that produces precious metals; and Yanzhou Coal Mining Co. Ltd., which operates underground mining and coal preparation and operation businesses (0.9%, 0.6% and 0.6%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2013

SEA Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high-dividend paying companies in the global shipping industry. CME Group Index Services, LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The companies in the Index may be located in any country, including those classified as emerging markets.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 12.20%, which included an increase in market price over the period to $17.43 as of May 31, 2013, from $15.99 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 12.44%, which included an increase in NAV over the period to $17.51 as of May 31, 2013, from $16.03 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 12.24% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 27.77% for the 12-month period ending May 31, 2013.

The Fund made quarterly distributions per share of $0.211 on June 29, 2012, $0.126 on September 28, 2012, $0.084 on December 31, 2012 and $0.043 on March 28, 2013. All of the distributions were characterized as ordinary income.

Performance Attribution
Most of the Fund’s portfolio is invested in the industrial sector, and it was the largest contributor to return. Positions that contributed most to the Fund’s return included AP Moeller-Maersk A/S, a conglomerate with diversified holdings, including a shipping fleet, industrial and supermarket businesses, and oil and gas exploration and distribution businesses; Teekay Corp., which provides international crude oil and petroleum product transportation services to major oil companies, oil traders and government agencies; and Navios Maritime Holdings, Inc., a provider of maritime freight transportation services (15.6%, 3.9% and 2.7%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Frontline Ltd., which owns a fleet of very large crude carriers; Nordic American Tankers Ltd., a shipping company that owns and charters oil tankers; and Teekay Tankers Ltd., which owns and operates a fleet of crude oil tankers (1.6%, 2.6% and 1.9%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2013

CUT Guggenheim Timber ETF

Fund Overview
The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes, LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 42.05%, which included an increase in market price over the period to $22.10 as of May 31, 2013, from $15.75 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 43.01%, which included an increase in NAV over the period to $22.19 as of May 31, 2013, from $15.71 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad world market comparison purposes, the Index returned 44.19%; the Dow Jones Global Forestry & Paper Index returned 29.22%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 27.77% for the 12-month period ending May 31, 2013.

The Fund made an annual distribution of $0.253 per share on December 31, 2012, which was characterized as ordinary income.

Performance Attribution
Since approximately 70% of the Fund’s portfolio is invested in the basic materials sector, the return of this sector is the main determinant of the Fund’s return, and it was the major contributor to the Fund’s positive return for the 12-month period ended May 31, 2013. The Fund also has positions in the financial, energy and industrial sectors, all of which contributed to the Fund’s return. Positions that contributed most significantly to the Fund’s return included Smurfit Kappa Group PLC, one of the world’s largest integrated manufacturers of paper-based packaging products, with operations in Europe and Latin America; West Fraser Timber Co. Ltd., which produces dimension lumber and related wood products and has operations in Canada and the U.S.; and Svenska Cellulosa AB, a global hygiene and forest company that develops and produces personal care products, tissue and forest products, and is based in Sweden (6.6%, 5.7% and 5.5%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Oji Holdings Corp., which manufactures paper, pulp and processed paper goods and has forests in Japan and overseas (2.8% of the Fund’s long-term investments at period end); Nippon Paper Industries Co., Ltd., a Japan-based company that manufactures and sells paper and pulp products (2.3% of the Fund’s long-term investments at period end); and Nippon Paper Group, Inc., a company established jointly by Nippon Paper Industries Co., Ltd. and Daishowa Paper Manufacturing Co., Ltd. to manage and control subsidiaries which manufacture, process, sell and buy paper and pulp products (not held in the Fund’s portfolio at period end).

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2013

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.

Passive Management Risk: The Funds are not “actively” managed. Therefore, they would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Non-Diversified Fund Risk (excluding HAO and HGI): The Funds can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO and SEA): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this report, a significant percentage of the BNY Mellon New Frontier DR Index is comprised of securities of companies from Chile, Columbia and Argentina. To the extent that the Index is focused on securities of any one country, including Chile, Columbia or Argentina, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com/etf.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 13

FUND SUMMARY & PERFORMANCE (Unaudited)	May 31, 2013

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$14.43
Net Asset Value	$14.51
Premium/Discount to NAV	-0.55%
Net Assets ($000)	$60,518

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
7/3/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Canadian
Energy Income ETF
NAV	0.61%	-1.34%	-10.87%	-5.20%
Market	0.74%	-1.48%	-11.06%	-5.30%
Sustainable Canadian
Energy Income Index	0.62%	-0.93%	-9.72%	-3.80%
S&P/TSX Composite
Index	13.06%	5.81%	-0.84%	1.73%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P/TSX composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.79%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	96.5%
Utilities	2.3%
Industrial	1.2%
Total Long-Term Investments	100.0%
Investments of Collateral for Securities Loaned	17.1%
Total Investments	117.1%
Liabilities in excess of Other Assets	-17.1%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Suncor Energy, Inc.	8.3%
Canadian Oil Sands Ltd.	7.8%
Cenovus Energy, Inc.	7.8%
Imperial Oil Ltd.	7.0%
Canadian Natural Resources Ltd.	6.7%
MEG Energy Corp.	5.9%
Baytex Energy Corp.	4.9%
BlackPearl Resources, Inc.	4.7%
Athabasca Oil Corp.	4.6%
Husky Energy, Inc.	4.6%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

ENY Guggenheim Canadian Energy Income ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$21.66
Net Asset Value	$22.03
Premium/Discount to NAV	-1.68%
Net Assets ($000)	$50,881

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
12/18/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim China
Real Estate ETF
NAV	34.05%	12.61%	3.41%	0.73%
Market	31.59%	12.28%	2.80%	0.39%
AlphaShares China
Real Estate Index	34.95%	13.29%	4.27%	1.59%
MSCI China Index	15.39%	2.64%	-0.93%	-3.00%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.35%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.93%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials/Real Estate	86.6%
Diversified	12.8%
Total Common Stocks and Rights	99.4%
Investments of Collateral for Securities Loaned	4.3%
Total Investments	103.7%
Liabilities in excess of Other Assets	-3.7%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Wharf Holdings Ltd.	6.0%
Swire Pacific Ltd., Class A	5.3%
Link Real Estate Investment Trust, REIT	5.1%
China Overseas Land & Investment Ltd.	5.0%
Hongkong Land Holdings Ltd.	5.0%
Henderson Land Development Co. Ltd.	4.8%
Cheung Kong Holdings Ltd.	4.6%
Hang Lung Properties Ltd.	4.6%
Sun Hung Kai Properties Ltd.	4.5%
New World Development Co. Ltd.	4.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

TAO Guggenheim China Real Estate ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 17

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$24.31
Net Asset Value	$24.68
Premium/Discount to NAV	-1.50%
Net Assets ($000)	$236,923

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
1/30/08)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim China
Small Cap ETF
NAV	25.24%	2.33%	1.89%	1.54%
Market	23.08%	2.01%	1.29%	1.25%
AlphaShares China
Small Cap Index	25.74%	3.14%	2.99%	2.63%
MSCI China Index	15.39%	2.64%	-0.93%	-0.54%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as U.S. and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expense.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	19.2%
Industrial	18.2%
Consumer, Non-cyclical	17.1%
Financial	16.2%
Basic Materials	9.0%
Communications	6.0%
Energy	5.2%
Technology	4.0%
Utilities	4.0%
Diversified	0.5%
Total Common Stocks and Convertible Securities	99.4%
Investments of Collateral for Securities Loaned	17.8%
Total Investments	117.2%
Liabilities in excess of Other Assets	-17.2%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Youku Tudou, Inc., ADR	1.5%
Byd Co. Ltd.	1.3%
Sino Biopharmaceutical	1.2%
Tsingtao Brewery Co. Ltd.	1.1%
Sohu.com, Inc.	1.1%
Xinyi Glass Holdings Ltd.	1.1%
Semiconductor Manufacturing International Corp.	1.1%
Guangzhou R&F Properties Co. Ltd.	1.1%
China Resources Gas Group Ltd.	1.1%
China Everbright International Ltd.	1.0%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

HAO Guggenheim China Small Cap ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 19

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$17.17
Net Asset Value	$17.41
Premium/Discount to NAV	-1.38%
Net Assets ($000)	$112,098

Total Returns
		Three	Since
	One	Year	Inception
(Inception 6/12/08)	Year	(Annualized)	(Annualized)
Guggenheim Frontier
Markets ETF
NAV	-5.94%	1.34%	-4.47%
Market	-8.11%	-0.13%	-4.74%
BNY Mellon New Frontier
DR Index	-5.57%	1.78%	-3.70%
MSCI Emerging Markets Index	14.10%	5.41%	0.11%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	30.7%
Energy	18.0%
Utilities	15.4%
Consumer, Non-cyclical	14.7%
Basic Materials	7.8%
Consumer, Cyclical	7.0%
Communications	3.7%
Industrial	1.1%
Total Common Stocks and Preferred Stocks	98.4%
Exchange Traded Fund	0.8%
Investments of Collateral for Securities Loaned	25.5%
Total Investments	124.7%
Liabilities in excess of Other Assets	-24.7%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	8.7%
Enersis SA, ADR	8.2%
Cencosud SA, ADR	7.1%
Latam Airlines Group SA, ADR	7.0%
Empresa Nacional de Electricidad SA, ADR	6.7%
Guaranty Trust Bank PLC, GDR	5.7%
BanColombia SA, ADR	4.6%
Sociedad Quimica y Minera de Chile SA, ADR	4.3%
Banco Santander Chile, ADR	4.2%
Commercial International Bank Egypt SAE, GDR	4.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings is shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

FRN Guggenheim Frontier Markets ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 21

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$17.19
Net Asset Value	$17.26
Premium/Discount to NAV	-0.41%
Net Assets ($000)	$119,116

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
7/11/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim International
Multi-Asset Income ETF
NAV	20.03%	7.20%	-0.97%	-1.68%
Market	19.21%	7.07%	-1.83%	-1.76%
Zacks International
Multi-Asset
Income Index	19.95%	7.54%	-0.62%	-1.18%
MSCI EAFE Index	31.62%	10.99%	-1.60%	-2.14%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.06%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Communications	18.4%
Financial	14.0%
Energy	12.8%
Consumer, Non-cyclical	11.1%
Industrial	8.7%
Utilities	7.3%
Basic Materials	6.5%
Consumer, Cyclical	6.4%
Technology	4.8%
Total Common Stocks, Preferred Stocks, Master
Limited Partnerships and Royalty Trusts	90.0%
Closed End Funds	9.6%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	8.7%
Total Investments	108.3%
Liabilities in excess of Other Assets	-8.3%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
IRSA Inversiones y Representaciones SA, ADR	2.5%
CPFL Energia SA, ADR	2.0%
Koninklijke KPN NV	1.5%
France Telecom SA	1.3%
Deutsche Boerse AG	1.3%
Siliconware Precision Industries Co., ADR	1.3%
Enerplus Corp.	1.3%
BP Prudhoe Bay Royalty Trust	1.2%
Nippon Telegraph & Telephone Corp.	1.2%
Amcor Ltd.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a capitalization weighted measure the stock markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 23

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$17.43
Net Asset Value	$17.51
Premium/Discount to NAV	-0.46%
Net Assets ($000)	$35,011

Total Returns
		Since
	One	Inception
(Inception 6/11/10)	Year	(Annualized)
Guggenheim Shipping ETF
NAV	12.44%	-9.63%
Market	12.20%	-9.78%
Dow Jones Global Shipping IndexSM	12.24%	-4.15%
Delta Global Shipping Index/Dow Jones
Global Shipping IndexSM	12.24%	-9.07%1
MSCI World Index	27.77%	13.59%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrials	94.6%
Financial	4.9%
Total Common Stock and Master Limited Partnerships	99.5%
Investments of Collateral for Securities Loaned	16.7%
Total Investments	116.2%
Liabilities in excess of Other Assets	-16.2%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
AP Moller - Maersk A/S, Class B	15.6%
Nippon Yusen KK	8.3%
Mitsui OSK Lines Ltd.	8.3%
SembCorp Marine Ltd.	5.6%
COSCO Pacific Ltd.	5.0%
Teekay LNG Partners, LP	4.5%
Teekay Offshore Partners, LP	4.4%
Teekay Corp.	3.9%
Golar LNG Partners, LP	3.5%
Orient Overseas International Ltd.	3.3%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1	The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/13.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

SEA Guggenheim Shipping ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the developed markets. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 25

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

CUT Guggenheim Timber ETF

Fund Statistics
Share Price	$22.10
Net Asset Value	$22.19
Premium/Discount to NAV	-0.41%
Net Assets ($000)	$223,035

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
11/9/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Timber ETF
NAV	43.01%	10.15%	2.18%	-0.21%
Market	42.05%	10.10%	1.88%	-0.29%
Beacon Global
Timber Index	44.19%	11.24%	3.40%	1.00%
MSCI World Index	27.77%	13.33%	1.51%	0.51%
Dow Jones Global
Forestry & Paper	29.22%	3.26%	-3.69%	-5.60%
Index
STOXX Europe Total
Market Forestry
& Paper Index	33.63%	8.78%	-2.04%	-4.89%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The Dow Jones Global Forestry & Paper Index is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors. The Index represents the forest and paper industry as defined by Dow Jones Indexes’ classification system. It is a float-adjusted market capitalization weighted index quoted in USD with dividends reinvested.

The STOXX® Europe TMI Forestry & Paper is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.82%. In the Financial Highlights section of this Semiannual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.76%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Basic Materials	68.4%
Financial	18.0%
Industrial	6.0%
Energy	1.6%
Total Common Stocks	94.0%
Preferred Stock	1.1%
Participation Notes	4.6%
Investments of Collateral for Securities Loaned	11.2%
Total Investments	110.9%
Liabilities in excess of Other Assets	-10.9%
Net Assets	100.0%

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2013

CUT Guggenheim Timber ETF (continued)

% of Long-Term
Top Ten Holdings	Investments
Smurfit Kappa Group PLC	6.6%
West Fraser Timber Co. Ltd.	5.7%
Svenska Cellulosa AB, B Shares	5.5%
Weyerhaeuser Co., REIT	5.4%
International Paper Co.	5.1%
Fibria Celulose SA, ADR	4.9%
Portucel SA	4.8%
Rayonier, Inc., REIT	4.8%
Plum Creek Timber Co. Inc.	4.6%
MeadWestvaco Corp.	4.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones Global Forestry & Paper Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones Global Forestry & Paper Index is a float-adjusted market capitalization weighted index that provides a broad measure of the world forestry and paper markets. It is not possible to invest directly in the Dow Jones Global Forestry & Paper Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 27

OVERVIEW OF FUND EXPENSES (Unaudited)	May 31, 2013

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; and Guggenheim Timber ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2013.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
	Beginning	Ending	Ratio for the	Paid
	Account	Account	Six Months	During
	Value	Value	Ended	Period1
	12/01/12	05/31/13	05/31/13	12/01/12-05/31/13
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$932.25	0.70%	$3.37
Hypothetical	1,000.00	1,021.44	0.70%	3.53
(5% annual return before expenses)

Guggenheim China Real Estate ETF2
Actual	1,000.00	1,006.37	0.70%	3.50
Hypothetical	1,000.00	1,021.44	0.70%	3.53
(5% annual return before expenses)

Guggenheim China Small Cap ETF2
Actual	1,000.00	1,115.56	0.75%	3.96
Hypothetical	1,000.00	1,021.19	0.75%	3.78
(5% annual return before expenses)

Guggenheim Frontier Markets ETF2
Actual	1,000.00	937.70	0.70%	3.38
Hypothetical	1,000.00	1,021.44	0.70%	3.53
(5% annual return before expenses)

Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	1,077.84	0.70%	3.63
Hypothetical	1,000.00	1,021.44	0.70%	3.53
(5% annual return before expenses)

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited) continued	May 31, 2013

			Annualized
			Expense	Expenses
	Beginning	Ending	Ratio for the	Paid
	Account	Account	Six Months	During
	Value	Value	Ended	Period1
	12/01/12	05/31/13	05/31/13	12/01/12-05/31/13
Guggenheim Shipping ETF
Actual	$1,000.00	$1,138.41	0.65%	$3.47
Hypothetical	1,000.00	1,021.69	0.65%	3.28
(5% annual return before expenses)

Guggenheim Timber ETF2
Actual	1,000.00	1,158.70	0.70%	3.77
Hypothetical	1,000.00	1,021.44	0.70%	3.53
(5% annual return before expenses)

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended May 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 182/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 29

PORTFOLIO OF INVESTMENTS	May 31, 2013

ENY Guggenheim Canadian Energy Income ETF

Number
of Shares	Description	Value
	Common Stocks - 100.0%
	Canada - 100.0%
18,641	AltaGas Ltd.	$695,644
24,778	ARC Resources Ltd.(a)	688,045
393,056	Athabasca Oil Corp.(b)	2,791,380
77,031	Baytex Energy Corp.(a)	2,933,521
1,386,877	BlackPearl Resources, Inc.(b)	2,858,157
45,884	Bonavista Energy Corp.(a)	724,075
13,249	Bonterra Energy Corp.	660,046
25,104	Calfrac Well Services Ltd.	675,237
56,297	Canadian Energy Services & Technology Corp.	832,839
136,164	Canadian Natural Resources Ltd.	4,070,889
244,388	Canadian Oil Sands Ltd.(a)	4,745,651
61,364	Canyon Services Group, Inc.	692,872
157,781	Cenovus Energy, Inc.	4,738,544
16,968	Crescent Point Energy Corp.(a)	616,302
26,220	Enbridge Income Fund Holdings, Inc.	641,579
32,262	EnCana Corp.	617,115
43,605	Enerplus Corp.	682,205
28,823	Freehold Royalties Ltd.	664,556
25,708	Gibson Energy, Inc.	625,817
109,989	Horizon North Logistics, Inc.	716,198
98,229	Husky Energy, Inc.(a)	2,783,733
108,643	Imperial Oil Ltd.	4,256,161
12,319	Keyera Corp.	713,955
69,034	Lightstream Resources Ltd.	597,798
125,890	MEG Energy Corp.(b)	3,578,587
47,231	Paramount Resources Ltd.(b)	1,759,367
21,803	Pembina Pipeline Corp.(a)	683,908
459,812	Pengrowth Energy Corp.(a)	2,353,447
56,251	Penn West Petroleum Ltd.(a)	576,905
108,038	Petrominerales Ltd.	639,730
96,370	Savanna Energy Services Corp.(a)	670,408
3,745,077	Southern Pacific Resource Corp.(b)	1,847,989
165,544	Suncor Energy, Inc.	5,037,355
13,668	TransCanada Corp.	628,949
278,649	Twin Butte Energy Ltd.	606,609
51,276	Veresen, Inc.(a)	673,725
12,831	Vermilion Energy, Inc.(a)	648,533
70,476	Whitecap Resources, Inc.	745,980
	(Cost $68,209,329)	60,473,811

	Investments of Collateral for
	Securities Loaned - 17.1%
10,365,063	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(c) (d)
	(Cost $10,365,063)	$10,365,063

	Total Investments - 117.1%
	(Cost $78,574,392)	70,838,874
	Liabilities in excess of Other Assets - (17.1%)	(10,321,134)
	Net Assets - 100.0%	$60,517,740

(a)	Security, or portion thereof, was on loan at May 31, 2013.

(b)	Non-income producing security.

(c)
At May 31, 2013, the total market value of the Fund’s securities on loan was $9,856,303 and the total market value of the collateral held by the Fund was $10,382,694, consisting of cash collateral of $10,365,063 and U.S. Government and Agency securities valued at $17,631.

(d)	Interest rate shown reflects yield as of May 31, 2013.

% of Long-Term
Country Breakdown	Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

TAO Guggenheim China Real Estate ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.4%
	Common Stocks - 99.4%
	Diversified - 12.8%
210,000	Swire Pacific Ltd., Class A	$2,670,041
340,000	Swire Pacific Ltd., Class B	827,794
339,000	Wharf Holdings Ltd.	3,017,584
		6,515,419

	Financial - 86.6%
454,000	Agile Property Holdings Ltd.	549,750
1,073,000	Champion Real Estate Investment Trust, REIT(a)	508,662
166,000	Cheung Kong Holdings Ltd.(a)	2,347,967
251,000	China Overseas Grand Oceans Group Ltd.	367,311
852,243	China Overseas Land & Investment Ltd.	2,541,535
666,246	China Resources Land Ltd.	2,046,938
172,000	Chinese Estates Holdings Ltd.	300,005
2,408,524	Country Garden Holdings Co. Ltd.	1,383,781
25,229	E-House China Holdings Ltd., ADR	125,136
1,832,364	Evergrande Real Estate Group Ltd.(a)	736,458
420,000	Fortune Real Estate Investment Trust, REIT (Singapore)	395,502
1,214,000	Franshion Properties China Ltd.	447,266
940,000	Glorious Property Holdings Ltd.(b)	142,887
95,000	Great Eagle Holdings Ltd.	376,926
208,500	Greentown China Holdings Ltd.	371,190
363,200	Guangzhou R&F Properties Co. Ltd.	676,544
263,000	Hang Lung Group Ltd.	1,441,574
654,000	Hang Lung Properties Ltd.	2,299,969
345,000	Henderson Land Development Co. Ltd.	2,431,017
361,000	Hongkong Land Holdings Ltd.	2,508,950
228,000	Hopewell Holdings Ltd.	823,852
228,000	Hopson Development Holdings Ltd.(a) (b)	394,744
220,000	Hysan Development Co. Ltd.	980,574
376,000	K Wah International Holdings Ltd.	192,291
667,000	Kaisa Group Holdings Ltd.(a) (b)	189,889
273,500	Kerry Properties Ltd.	1,109,812
455,000	KWG Property Holding Ltd.	301,270
493,500	Link Real Estate Investment Trust, REIT	2,552,433
470,000	Longfor Properties Co. Ltd.(a)	799,196
963,600	New World China Land Ltd.	394,735
1,297,000	New World Development Co. Ltd.	2,071,778
693,000	Poly Property Group Co. Ltd.(b)	469,570
3,832,000	Renhe Commercial Holdings Co. Ltd.(b)	244,350
778,000	Shenzhen Investment Ltd.	329,729
446,500	Shimao Property Holdings Ltd.	970,902
1,317,800	Shui On Land Ltd.	465,138
1,037,400	Sino Land Co. Ltd.	1,547,520
1,318,500	Sino-Ocean Land Holdings Ltd.	806,780
643,500	SOHO China Ltd.	545,451
172,000	Sun Hung Kai Properties Ltd.	2,286,598
569,785	Sunac China Holdings Ltd.	410,303
376,257	Swire Properties Ltd.	1,177,802
325,000	Tian An China Investment	238,638
295,000	Wheelock & Co. Ltd.	1,653,076
205,000	Yanlord Land Group Ltd. (Singapore)	230,993
1,816,000	Yuexiu Property Co. Ltd.	540,393
609,000	Yuexiu Real Estate Investment Trust, REIT	340,478
		44,067,663

	Total Common Stocks - 99.4%
	(Cost $52,440,578)	50,583,082

	Rights - 0.0%*
9,120	Hopewell Holdings Ltd., 10/15/2013(b)
	(Cost $0)	–

	Total Long-Term Investments - 99.4%
	(Cost $52,440,578)	50,583,082

	Investments of Collateral for
	Securities Loaned - 4.3%
2,177,941	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(c) (d)
	(Cost $2,177,941)	2,177,941

	Total Investments - 103.7%
	(Cost $54,618,519)	52,761,023
	Liabilities in excess of Other Assets - (3.7%)	(1,879,695)
	Net Assets - 100.0%	$50,881,328

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*	Less than 0.1%.

(a)	Security, or portion thereof, was on loan at May 31, 2013.

(b)	Non-income producing security.

(c)	At May 31, 2013, the total market value of the Fund’s securities on loan was $2,028,124 and the total market value of the collateral held by the Fund was $2,177,941.

(d)	Interest rate shown reflects yield as of May 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 31

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

TAO Guggenheim China Real Estate ETF continued

% of Long-Term
Country Breakdown	Investments
China	98.8%
Singapore	1.2%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	94.3%
United States Dollar	5.2%
Singapore Dollar	0.5%

Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HAO Guggenheim China Small Cap ETF

Number
of Shares	Description	Value
	Common Stocks - 99.2%
	Basic Materials - 9.0%
1,481,989	Angang Steel Co. Ltd.(a)	$805,636
767,513	Billion Industrial Holdings Ltd.(b)	498,308
2,441,989	China BlueChemical Ltd.	1,516,255
4,058,000	China Forestry Holdings Co. Ltd.(a) (c) (d)	–
1,221,537	China Hongqiao Group Ltd.	744,302
5,071,968	China Lumena New Materials Corp.(b)	1,091,125
1,806,989	China Molybdenum Co. Ltd.(b)	719,276
4,303,975	China Precious Metal Resources Holdings Co. Ltd.(a) (b)	754,033
1,208,989	China Vanadium Titano - Magnetite Mining Co. Ltd.(a)	235,169
1,495,989	Dongyue Group(b)	738,089
1,240,989	Fufeng Group Ltd.(a) (b)	479,591
2,668,986	Huabao International Holdings Ltd.(b)	1,172,417
2,265,989	Hunan Nonferrous Metal Corp. Ltd.(a) (b)	735,597
2,179,989	Lee & Man Paper Manufacturing Ltd.	1,468,715
2,383,986	Maanshan Iron & Steel(a) (b)	571,213
2,035,989	MMG Ltd. (Australia)(a) (b)	561,269
2,289,989	Nine Dragons Paper Holdings Ltd.	1,761,122
10,429,682	North Mining Shares Co. Ltd.(a)	503,830
5,879,964	Shougang Concord International Enterprises Co. Ltd.(a) (b)	302,982
2,419,989	Sinofert Holdings Ltd.	554,900
3,209,979	Sinopec Shanghai Petrochemical Co. Ltd.	1,178,497
1,919,989	Sinopec Yizheng Chemical Fibre Co. Ltd.	521,871
1,285,916	Xingda International Holdings Ltd.	563,214
1,047,989	Xinjiang Xinxin Mining Industry Co. Ltd.(a)	186,302
1,824,489	Yingde Gases Group Co. Ltd.	1,974,250
386,000	Yip’s Chemical Holdings Ltd.	391,828
1,204,989	Zhaojin Mining Industry Co. Ltd.	1,195,241
		21,225,032

	Communications - 6.0%
68,848	AsiaInfo-Linkage, Inc.(a) (b)	797,948
3,259,975	China Communications Services Corp. Ltd.	2,141,737
1,771,989	China Wireless Technologies Ltd.	810,347
1,152,889	Comba Telecom Systems Holdings Ltd.(a) (b)	417,326
136,062	Giant Interactive Group, Inc., ADR(b)	1,151,085
184,861	Renren, Inc., ADR(a) (b)	584,161
40,636	Sohu.com, Inc.(a)	2,608,018
809,000	TCL Communication Technology Holdings Ltd.	437,703
3,807,375	VODone Ltd.(a) (b)	299,183
173,832	Youku Tudou, Inc., ADR(a) (b)	3,554,864
865,719	ZTE Corp.(a)	1,402,940
		14,205,312

	Consumer, Cyclical - 19.0%
824,000	361 Degrees International Ltd.(b)	206,987
2,829,986	Air China Ltd.	2,340,458
832,000	Ajisen China Holdings Ltd.(b)	629,134
1,068,989	Anta Sports Products Ltd.(b)	991,488
741,932	Baoxin Auto Group Ltd.	571,540
1,727,002	Boshiwa International Holding Ltd.(a) (b) (c) (d)	–
3,967,975	Bosideng International Holdings Ltd.(b)	1,063,197
702,500	Byd Co. Ltd.(a) (b)	3,090,428
1,051,916	C.banner International Holdings Ltd.	422,783
905,017	Cecep Costin New Materials GRP Ltd.	380,063
3,814,975	China Dongxiang Group Co.(b)	722,422
2,169,989	China Eastern Airlines Corp. Ltd.(a)	712,819
5,373,000	China Hongxing Sports Ltd.(a) (c) (d)	–
754,000	China Lilang Ltd.	402,118
2,195,873	China Outfitters Holdings Ltd.	319,645
2,381,989	China Southern Airlines Co. Ltd.	1,098,511
3,669,975	China Travel International Investments	718,602
552,460	China Yongda Automobiles Services Holdings Ltd.	524,505
1,151,989	China ZhengTong Auto Services Holdings Ltd.(a) (b)	645,534
1,098,989	Dah Chong Hong Holdings Ltd.	992,414
1,044,029	Digital China Holdings Ltd.	1,460,575
828,000	Golden Eagle Retail Group Ltd.(b)	1,318,349
15,722,910	GOME Electrical Appliances Holding Ltd.(a) (b)	1,620,334
1,217,989	Haier Electronics Group Co. Ltd.	2,165,230
3,313,579	Hengdeli Holdings Ltd.(b)	909,198
14,298	Home Inns & Hotels Management, Inc., ADR(a)	414,499
1,575,989	Intime Department Store Group Co. Ltd.	1,642,417
755,489	LI Ning Co. Ltd.(a)	514,832
1,547,989	Maoye International Holdings Ltd.(b)	299,117
839,989	Minth Group Ltd.	1,445,645
1,131,916	Newocean Energy Holdings Ltd.	794,680
1,637,989	Parkson Retail Group Ltd.	749,068
3,611,975	PCD Stores Group Ltd.	544,393
453,500	Ports Design Ltd.(b)	373,302
1,715,989	Qingling Motors Co. Ltd.	504,001
9,874,946	REXLot Holdings Ltd.	763,251
1,913,989	Shanghai Jin Jiang International Hotels Group Co. Ltd.	340,252
882,389	Shanghai Pharmaceuticals Holding Co. Ltd.	1,720,947
518,038	Shenzhou International Group Holdings Ltd.	1,765,098
913,993	Sinotruk Hong Kong Ltd.(b)	514,524
2,691,986	Skyworth Digital Holdings Ltd.	1,820,597
1,544,043	Springland International Holdings Ltd.	783,677
680,000	TCL Multimedia Technology Holdings Ltd.	571,134
731,500	Wumart Stores, Inc.	1,492,626
609,000	Xinhua Winshare Publishing and Media Co. Ltd.	309,882
3,009,979	Xinyi Glass Holdings Ltd.	2,601,762
721,500	XTEP International Holdings	315,078
1,257,000	Ying LI International Real Estate Ltd. (Singapore)(a) (b)	477,096

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 33

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Cyclical continued
755,500	Zhongsheng Group Holdings Ltd.	$951,820
		45,016,032

	Consumer, Non-cyclical - 17.1%
12,241	51job, Inc., ADR(a)	734,460
666,000	Anhui Expressway Co.	348,323
3,191,979	Anxin-China Holdings Ltd.	781,259
1,069,989	Asian Citrus Holdings Ltd.	458,992
210,551	Biostime International Holdings Ltd.	1,174,429
3,050,979	China Agri-Industries Holdings Ltd.	1,501,358
1,010,000	China Foods Ltd.(b)	507,420
1,042,489	China Huiyuan Juice Group Ltd.(a)	427,051
1,466,027	China Medical System Holdings Ltd.	1,473,052
575,000	China Minzhong Food Corp. Ltd.(a)	468,311
4,088,063	China Modern Dairy Holdings Ltd.(a)	1,390,283
1,024,000	China Pharmaceutical Group Ltd.	532,921
533,000	China Shineway Pharmaceutical Group Ltd.	1,024,419
1,888,989	China Yurun Food Group Ltd.(a)	1,301,862
8,643,953	CP Pokphand Co. Ltd.	924,213
1,323,989	Dalian Port PDA Co. Ltd.	300,178
2,679,989	Global Bio-Chem Technology Group Co. Ltd.(a)	248,569
1,022,916	Goodbaby International Holdings Ltd.	560,029
292,000	Guangzhou Pharmaceutical Co. Ltd.(a)	1,164,193
1,854,869	Hua Han Bio-Pharmaceutical Holdings Ltd.	542,401
1,647,989	Jiangsu Expressway Co. Ltd.	2,006,170
521,000	Lianhua Supermarket Holdings Co. Ltd.	317,454
2,019,913	Lijun International Pharmaceutical Holding Ltd.	650,510
897,029	Microport Scientific Corp.	718,751
842,000	People’s Food Holdings Ltd.(b)	805,614
1,005,989	Real Nutriceutical Group Ltd.(b)	323,978
1,651,989	Shenguan Holdings Group Ltd.(b)	857,618
1,045,993	Shenzhen Expressway Co. Ltd.	406,928
11,607,435	Shenzhen International Holdings Ltd.	1,584,980
1,235,989	Sichuan Expressway Co. Ltd.	391,680
2,640,002	Sihuan Pharmaceutical Holdings Group Ltd.(b)	1,611,997
3,939,975	Sino Biopharmaceutical	2,761,048
917,932	Tenfu Cayman Holdings Co. Ltd.(b)	470,625
1,409,030	Tibet 5100 Water Resources Holdings Ltd.(b)	524,565
158,000	Tong Ren Tang Technologies Co. Ltd.	498,660
378,000	Tsingtao Brewery Co. Ltd.	2,631,898
1,304,989	Uni-President China Holdings Ltd.	1,449,091
925,993	United Laboratories International Holdings Ltd.(a)	350,701
706,000	Vinda International Holdings Ltd.(b)	913,104
95,894	WuXi PharmaTech Cayman, Inc., ADR(a)	1,962,950
2,333,014	Yashili International Holdings Ltd.	1,136,033
868,000	Yuexiu Transport Infrastructure Ltd.	457,325
1,971,989	Zhejiang Expressway Co. Ltd.	1,747,731
		40,443,134

	Diversified - 0.5%
1,564,989	C C Land Holdings Ltd.	475,779
4,445,975	CITIC Resources Holdings Ltd.(a)	578,455
		1,054,234

	Energy - 5.2%
1,237,911	Anton Oilfield Services Group	1,068,430
2,245,942	Beijing Jingneng Clean Energy Co. Ltd.	922,934
5,039,957	China Oil & Gas Group Ltd.(b)	941,405
1,885,053	China Suntien Green Energy Corp. Ltd.	689,642
528,000	CIMC Enric Holdings Ltd.	718,256
9,976,723	GCL-Poly Energy Holdings Ltd.(a) (b)	2,339,058
1,342,989	Hidili Industry International Development Ltd.(b)	290,645
90,479	Inner Mongolia Yitai Coal Co. Ltd.	460,391
1,360,048	MIE Holdings Corp.(b)	322,369
4,741,826	Shougang Fushan Resources Group Ltd.(b)	1,911,928
929,921	Sinopec Kantons Holdings Ltd.	966,721
1,079,916	SPT Energy Group, Inc.	705,309
5,719,964	United Energy Group Ltd.(a)	876,843
2,639,058	Winsway Coking Coal Holdings Ltd.(b)	207,377
		12,421,308

	Financial - 16.2%
1,729,989	Agile Property Holdings Ltd.	2,094,849
1,419,989	Beijing Capital Land Ltd.	631,082
1,183,989	China Everbright Ltd.	1,915,662
953,989	China Overseas Grand Oceans Group Ltd.(b)	1,396,057
1,677,989	China SCE Property Holdings Ltd.(a)	404,215
2,925,986	China South City Holdings Ltd.(b)	663,386
1,193,589	China Taiping Insurance Holdings Co. Ltd.(a)	2,121,854
3,447,059	Chongqing Rural Commercial Bank	1,753,991
97,103	E-House China Holdings Ltd., ADR	481,631
2,807,986	Fantasia Holdings Group Co. Ltd.	477,475
1,764,989	Far East Horizon Ltd.	1,200,487
4,671,975	Franshion Properties China Ltd.	1,721,267
3,642,975	Glorious Property Holdings Ltd.(a)	553,758
800,500	Greentown China Holdings Ltd.(b)	1,425,119
1,393,989	Guangzhou R&F Properties Co. Ltd.	2,596,625
849,989	Hopson Development Holdings Ltd.(a) (b)	1,471,615
2,565,989	Kaisa Group Holdings Ltd.(a) (b)	730,514
1,759,489	KWG Property Holding Ltd.	1,165,014

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Financial continued
1,341,989	Mingfa Group International Co. Ltd.(a)	$411,441
2,663,989	Poly Property Group Co. Ltd.	1,805,094
1,454,989	Powerlong Real Estate Holdings Ltd.	311,135
14,797,920	Renhe Commercial Holdings Co. Ltd.(a) (b)	943,599
654,993	Shanghai Industrial Holdings Ltd.	2,012,365
1,915,989	Shanghai Industrial Urban Development Group Ltd.(a)	449,206
2,981,986	Shenzhen Investment Ltd.	1,263,814
5,087,468	Shui On Land Ltd.	1,795,700
2,484,989	SOHO China Ltd.(b)	2,106,357
2,200,027	Sunac China Holdings Ltd.	1,584,242
776,000	Yanlord Land Group Ltd. (Singapore)	874,392
7,027,957	Yuexiu Property Co. Ltd.	2,091,331
		38,453,277

	Industrial - 18.2%
593,000	Asia Cement China Holdings Corp.	311,671
3,239,975	AviChina Industry & Technology Co. Ltd.	1,740,441
1,611,989	BBMG Corp.	1,171,178
2,029,989	Beijing Capital International Airport Co. Ltd.	1,385,961
5,315,968	Beijing Enterprises Water Group Ltd.	2,013,313
2,671,989	China Aerospace International Holdings Ltd.	378,625
3,538,475	China COSCO Holdings Co. Ltd.(a) (b)	1,527,012
3,003,979	China Everbright International Ltd.	2,430,178
821,000	China High Precision Automation Group Ltd.(c) (d)	96,771
1,487,989	China High Speed Transmission Equipment Group
	Co. Ltd.(a)	766,728
1,259,989	China Liansu Group Holdings Ltd.	730,400
1,324,800	China Metal Recycling Holdings Ltd.(b) (c) (d)	1,207,079
1,603,989	China National Materials Co. Ltd.	367,793
2,393,989	China Resources Cement Holdings Ltd.(b)	1,264,409
4,449,475	China Rongsheng Heavy Industries Group Holdings
	Ltd.(a) (b)	779,524
2,669,989	China Shanshui Cement Group Ltd.	1,386,105
5,142,968	China Shipping Container Lines Co. Ltd.(a) (b)	1,318,404
1,797,989	China Shipping Development Co. Ltd.(a) (b)	764,333
544,946	China Singyes Solar Technologies Holdings Ltd.	603,717
1,919,189	China Zhongwang Holdings Ltd.(a) (b)	669,991
1,535,989	Chongqing Machinery & Electric Co. Ltd.	207,759
837,993	Cosco International Holdings Ltd.	347,599
556,940	CPMC Holdings Ltd.	430,468
2,529,986	CSR Corp. Ltd.	1,831,623
467,000	Dongfang Electric Corp. Ltd.	724,311
554,000	First Tractor Co. Ltd.(a) (b)	396,081
1,616,000	Fook Woo Group Holdings Ltd.(a) (c) (d)	–
685,042	Greatview Aseptic Packaging Co. Ltd.	430,644
1,967,989	Guangshen Railway Co. Ltd.	884,769
296,200	Guangzhou Shipyard International Co. Ltd.(c) (d)	278,160
1,803,942	Guodian Technology & Environment Group Co. Ltd.	636,729
766,993	Haitian International Holdings Ltd.	1,337,801
907,989	Harbin Electric Co. Ltd.	755,605
1,518,989	Honghua Group Ltd.	753,350
1,282,489	Kingboard Laminates Holdings Ltd.	541,887
3,769,975	Lonking Holdings Ltd.(a) (b)	859,594
3,751,975	Metallurgical Corp. of China Ltd.(a) (b)	744,324
2,752,986	NVC Lighting Holdings Ltd.	897,235
1,182,989	Sany Heavy Equipment International Holdings
	Co. Ltd.(b)	466,320
3,877,975	Shanghai Electric Group Co. Ltd.	1,443,725
1,988,989	Sinotrans Ltd.	402,266
1,748,489	Sinotrans Shipping Ltd.	441,469
1,601,906	SITC International Holdings Co. Ltd.	617,007
347,960	SOCAM Development Ltd.	461,688
974,000	Sound Global Ltd.(a) (b)	485,209
622,946	Sunny Optical Technology Group Co. Ltd.	892,353
1,250,021	Tech Pro Technology Development Ltd.(a)	468,589
2,133,989	Tianjin Port Development Holdings Ltd.	310,636
970,000	Tianneng Power International Ltd.	562,297
608,000	Wasion Group Holdings Ltd.	411,192
3,844,052	West China Cement Ltd.	628,890
584,429	Xinjiang Goldwind Science & Technology Co. Ltd.	440,422
2,754,032	Yuanda China Holdings Ltd.	287,366
609,024	Zhuzhou CSR Times Electric Co. Ltd.	1,914,282
		43,205,283

	Technology - 4.0%
38,367	AutoNavi Holdings Ltd., ADR(a)	459,637
1,700,045	Chinasoft International Ltd.(a)	481,798
14,555,892	Hanergy Solar Group Ltd.(a) (b)	956,292
1,169,989	Ju Teng International Holdings Ltd.(b)	768,659
2,431,989	Kingdee International Software Group Co. Ltd.(a)	535,722
1,018,989	Kingsoft Corp. Ltd.	1,714,329
336,460	NetDragon Websoft, Inc.	780,167
32,018,823	Semiconductor Manufacturing International Corp.(a)	2,598,529
1,229,989	TPV Technology Ltd.	318,477
1,289,489	Travelsky Technology Ltd.	930,223
		9,543,833

	Utilities - 4.0%
3,430,065	China Datang Corp. Renewable Power Co. Ltd.	857,207
2,746,986	China Power International Development Ltd.(b)	1,061,596
8,419,720	China Power New Energy Development Co. Ltd.(a)	498,927
955,989	China Resources Gas Group Ltd.	2,499,946
4,539,975	Datang International Power Generation Co. Ltd.	1,871,479

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 35

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value
	Utilities continued
1,967,989	Huadian Power International Co.	$907,585
4,012,062	Huaneng Renewables Corp. Ltd.	1,467,802
570,000	Tianjin Development Holdings Ltd.(a)	349,513
		9,514,055

	Total Common Stocks - 99.2%
	(Cost $255,825,979)	235,081,500

	Convertible Securities - 0.2%
616,000	LI Ning Co. Ltd.(a) (c)
	(Cost $277,753)	419,776

	Total Long-Term Investments - 99.4%
	(Cost $256,103,732)	235,501,276

	Investments of Collateral for
	Securities Loaned - 17.8%
42,198,946	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(e) (f)
	(Cost $42,198,946)	42,198,946

	Total Investments - 117.2%
	(Cost $298,302,678)	277,700,222
	Liabilities in excess of Other Assets - (17.2%)	(40,777,479)
	Net Assets - 100.0%	$236,922,743

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at May 31, 2013.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $2,001,786 which represents 0.8% of net assets.

(d)	Illiquid security.

(e)
At May 31, 2013, the total market value of the Fund’s securities on loan was $37,863,991 and the total market value of the collateral held by the Fund was $42,513,946, consisting of cash collateral of $42,198,946 and U.S. Government and Agency Securities value at $315,000.

(f)	Interest rate shown reflects yield as of May 31, 2013.

% of Long-Term
Country Breakdown	Investments
China	99.2%
Singapore	0.6%
Australia	0.2%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	97.8%
United States Dollar	1.4%
Singapore Dollar	0.8%

Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

FRN Guggenheim Frontier Markets ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.2%
	Common Stocks - 87.7%
	Argentina - 10.0%
79,622	Banco Macro SA, ADR(a) (b)	$1,203,088
166,487	BBVA Banco Frances SA, ADR(b)	677,602
95,564	Cresud SACIF y A, ADR	773,113
196,089	Grupo Financiero Galicia SA, ADR(a)	1,084,372
81,565	IRSA Inversiones y Representaciones SA, ADR	769,974
195,920	Pampa Energia SA, ADR(b)	640,658
193,112	Petrobras Argentina SA, ADR(a)	814,933
58,796	Telecom Argentina SA, ADR(b)	891,347
299,145	YPF SA, ADR	4,307,688
		11,162,775

	Chile - 42.1%
38,347	Banco de Chile, ADR(a)	3,412,883
191,659	Banco Santander Chile, ADR(a)	4,666,897
502,733	Cencosud SA, ADR(a)	7,882,853
89,828	Cia Cervecerias Unidas SA, ADR(a)	2,395,713
166,708	Corpbanca SA, ADR(a)	2,969,069
155,305	Empresa Nacional de Electricidad SA, ADR(a)	7,453,087
546,279	Enersis SA, ADR	9,155,636
436,838	Latam Airlines Group SA, ADR(a)	7,793,190
37,493	Vina Concha y Toro SA, ADR(a)	1,490,347
		47,219,675

	Colombia - 8.7%
223,932	Ecopetrol SA, ADR(a)	9,707,452

	Egypt - 7.1%
928,460	Commercial International Bank Egypt SAE, GDR(a)	4,642,300
879,884	Orascom Telecom Holding SAE, GDR(a) (b)	2,868,422
1,403,792	Orascom Telecom Media And Technology Holding
	SAE, GDR(a) (c)	393,062
		7,903,784

	Isle of Man - 1.3%
127,321	Zhaikmunai, LP, GDR	1,485,836

	Kazakhstan - 4.7%
183,801	Halyk Savings Bank of Kazakhstan JSC, GDR	1,340,828
251,993	KazMunaiGas Exploration Production JSC, GDR	3,918,491
		5,259,319

	Lebanon - 2.0%
184,601	Solidere, GDR(a)	2,242,902

	Nigeria - 5.6%
710,004	Guaranty Trust Bank PLC, GDR	6,319,036

	Peru - 4.7%
98,918	Cementos Pacasmayo SAA, ADR	1,261,205
223,738	Cia de Minas Buenaventura SA, ADR	4,016,097
		5,277,302

	Ukraine - 1.5%
69,205	Avangardco Investments Public Ltd., GDR(b)	667,828
56,819	MHP SA, GDR	1,056,834
		1,724,662

	Total Common Stocks - 87.7%
	(Cost $120,272,954)	98,302,743

	Preferred Stocks - 10.7%
	Chile - 6.2%
56,697	Embotelladora Andina SA, Class B, ADR	2,168,660
102,721	Sociedad Quimica y Minera de Chile SA, ADR	4,769,336
		6,937,996

	Colombia - 4.5%
87,986	BanColombia SA, ADR	5,094,389

	Total Preferred Stocks - 10.7%
	(Cost $12,949,035)	12,032,385

	Exchange Traded Fund - 0.8%
20,500	Vanguard FTSE Emerging Markets ETF
	(Cost $890,800)	851,160

	Total Long-Term Investments - 99.2%
	(Cost $134,112,789)	111,186,288

	Investments of Collateral for
	Securities Loaned - 25.5%
28,626,707	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(d) (e)
	(Cost $28,626,707)	28,626,707

	Total Investments - 124.7%
	(Cost $162,739,496)	139,812,995
	Liabilities in excess of Other Assets - (24.7%)	(27,714,791)
	Net Assets - 100.0%	$112,098,204

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

JSC - Joint Stock Company

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

SAE - Corporation

(a)	Security, or portion thereof, was on loan at May 31, 2013.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $393,062 which represents 0.4% of net assets.

(d)
At May 31, 2013, the total market value of the Fund’s securities on loan was $28,353,112 and the total market value of the collateral held by the Fund was $29,143,345, consisting of cash collateral of $28,626,707 and U.S. Government and Agency securities valued at $516,638.

(e)	Interest rate shown reflects yield as of May 31, 2013.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 37

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

FRN Guggenheim Frontier Markets ETF continued

% of Long-Term
Country Breakdown	Investments
Chile	48.7%
Colombia	13.3%
Argentina	10.0%
Egypt	7.1%
Nigeria	5.7%
Peru	4.8%
Kazakhstan	4.7%
Lebanon	2.0%
Ukraine	1.6%
Isle of Man	1.3%
Other	0.8%

% of Long-Term
Currency Denomination	Investments
United States	100.0%
Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.6%
	Common Stocks - 82.4%
	Argentina - 3.5%
139,962	Cresud SACIF y A, ADR	$1,132,293
318,802	IRSA Inversiones y Representaciones SA, ADR	3,009,491
		4,141,784

	Australia - 3.9%
152,799	Amcor Ltd.	1,453,240
19,282	Australia & New Zealand Banking Group Ltd.	509,121
26,355	BHP Billiton Ltd.	881,343
21,513	National Australia Bank Ltd.	598,142
136,294	Telstra Corp. Ltd.	619,385
19,941	Westpac Banking Corp.	543,728
		4,604,959

	Belgium - 0.4%
5,184	Anheuser-Busch InBev NV	477,884

	Brazil - 2.3%
110,436	CPFL Energia SA, ADR	2,351,182
17,752	Ultrapar Participacoes SA, ADR	447,883
		2,799,065

	Canada - 4.6%
31,006	Baytex Energy Corp.	1,172,337
71,774	EnCana Corp.	1,365,859
98,230	Enerplus Corp.	1,530,423
135,029	Penn West Petroleum Ltd.(a)	1,375,946
		5,444,565

	Cayman Islands - 1.1%
161,688	Giant Interactive Group, Inc., ADR(a)	1,367,881

	Chile - 0.4%
21,481	Banco Santander Chile, ADR	523,062

	China - 2.5%
7,109	China Petroleum & Chemical Corp., ADR	723,767
7,817	China Telecom Corp. Ltd., ADR(a)	363,100
30,915	Guangshen Railway Co. Ltd., ADR(a)	678,584
4,998	PetroChina Co. Ltd., ADR	578,169
68,464	Yanzhou Coal Mining Co. Ltd., ADR	688,748
		3,032,368

	Colombia - 0.6%
17,857	Ecopetrol SA, ADR(a)	774,101

	Denmark - 0.5%
2,111	Novo Nordisk A/S, Class B	339,232
6,347	Novozymes A/S	219,435
		558,667

	France - 4.3%
1,651	Dassault Systemes SA(a)	207,551
30,881	Electricite de France SA(a)	703,983
155,769	France Telecom SA(a)	1,583,318
38,377	GDF Suez	783,351
3,194	L’Oreal SA	539,574
7,351	Sodexo	625,536
54,579	Veolia Environnement SA	679,616
		5,122,929

	Germany - 5.1%
3,690	Adidas AG	402,138
9,286	BASF SE	905,367
24,238	Deutsche Boerse AG	1,564,026
78,013	Deutsche Telekom AG	893,565
35,954	E.ON AG	608,549
2,409	Linde AG(a)	462,221
15,796	RWE AG	541,577
3,832	SAP AG(a)	288,193
2,180	Volkswagen AG	466,312
		6,131,948

	Hong Kong - 5.3%
112,500	China Mobile Ltd.	1,194,881
234,000	China Unicom Hong Kong Ltd.	321,332
4,121,000	Hong Kong Television Network	1,417,410
464,000	Lenovo Group Ltd.	477,580
111,000	Power Assets Holdings Ltd.	977,334
568,000	Sino Land Co. Ltd.	847,303
107,500	Wing Hang Bank Ltd.	1,032,376
		6,268,216

	India - 0.2%
4,723	Infosys Ltd., ADR	197,185

	Israel - 1.2%
42,338	Delta-Galil Industries Ltd.	642,650
19,105	Teva Pharmaceutical Industries Ltd.	732,490
		1,375,140

	Italy - 1.5%
10,353	Luxottica Group SpA	537,505
1,634,014	Telecom Italia SpA	1,268,491
		1,805,996

	Japan - 9.1%
37,500	Advantest Corp.	585,665
336,000	ANA Holdings, Inc.(a)	708,770
139,000	Asahi Kasei Corp.	952,592
34,500	FUJIFILM Holdings Corp.	733,221

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 39

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	Japan continued
8,400	Internet Initiative Japan, Inc.	$284,922
66,000	Isuzu Motors Ltd.	506,561
25,900	Komatsu Ltd.	669,719
48,800	Konami Corp.	1,201,454
44,000	Kubota Corp.	653,627
13,800	Makita Corp.	753,038
29,100	Nippon Telegraph & Telephone Corp.	1,455,360
81,200	Nissan Motor Co. Ltd.	896,638
30,200	ORIX Corp.	412,437
29,100	Seven & I Holdings Co. Ltd.	1,010,106
		10,824,110

	Luxembourg - 0.5%
30,846	Tenaris SA	654,414

	Mexico - 1.7%
13,509	America Movil SAB de CV, Series L, ADR	268,964
1,543	Coca-Cola Femsa SAB de CV, ADR	225,803
2,377	Fomento Economico Mexicano SAB de CV, ADR	258,118
15,174	Grupo Aeroportuario del Pacifico SAB de CV, ADR	797,697
3,469	Grupo Aeroportuario del Sureste SAB de CV, ADR	415,760
		1,966,342

	Netherlands - 3.5%
11,777	ASM International NV	420,953
72,620	Koninklijke Ahold NV	1,178,797
908,292	Koninklijke KPN NV	1,753,948
82,130	STMicroelectronics NV	778,612
		4,132,310

	New Zealand - 0.6%
394,369	Telecom Corp. of New Zealand Ltd.	726,425

	Norway - 0.5%
13,238	Yara International ASA	592,009

	Peru - 0.3%
17,423	Cia de Minas Buenaventura SA, ADR	312,743

	Portugal - 1.0%
192,614	EDP - Energias de Portugal SA	618,827
135,439	Portugal Telecom SGPS SA	575,735
		1,194,562

	Russia - 0.3%
120,531	Mechel, ADR(a)	361,593

	South Africa - 0.8%
16,175	AngloGold Ashanti Ltd., ADR	293,415
107,062	Gold Fields Ltd., ADR	649,866
		943,281

	Spain - 0.8%
127,427	Banco Santander SA	914,905

	Sweden - 1.9%
20,380	Atlas Copco AB, Class A	542,077
39,167	Swedbank AB, Class A	938,075
55,340	Volvo AB, Class B	815,072
		2,295,224

	Switzerland - 1.8%
15,611	Novartis AG	1,122,508
4,142	Roche Holding AG	1,028,594
		2,151,102

	Taiwan - 2.5%
31,292	Chunghwa Telecom Co. Ltd., ADR(a)	981,317
267,957	Siliconware Precision Industries Co., ADR	1,540,753
25,047	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	467,377
		2,989,447

	United Kingdom - 19.7%
25,906	Anglo American PLC	599,550
8,435	ARM Holdings PLC	126,348
17,335	Associated British Foods PLC	476,223
14,729	AstraZeneca PLC	756,562
148,898	Aviva PLC	753,534
115,258	BAE Systems PLC	707,883
143,666	Barclays PLC	697,979
27,311	BG Group PLC	502,257
82,117	BP PLC	589,434
85,301	British Sky Broadcasting Group PLC	1,009,381
265,401	BT Group PLC	1,215,573
41,789	Bunzl PLC	813,495
114,214	HSBC Holdings PLC	1,256,968
134,772	ICAP PLC	750,905
24,164	InterContinental Hotels Group PLC	698,630
71,120	Invensys PLC	428,928
258,676	Kingfisher PLC	1,355,370
348,887	Ladbrokes PLC	1,093,864
611,900	Man Group PLC	1,071,495
59,534	National Grid PLC	708,086
74,917	Pearson PLC	1,395,919
155,253	Rexam PLC	1,247,509
18,524	Rio Tinto PLC	802,367
16,533	Royal Dutch Shell PLC	571,623
12,828	SABMiller PLC	647,636
60,036	Smith & Nephew PLC	702,224
149,479	Spirent Communications PLC	303,904
27,910	SSE PLC	657,565

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value
	United Kingdom continued
235,474	TalkTalk Telecom Group PLC	$815,750
251,322	Vodafone Group PLC	731,386
		23,488,348

	Total Common Stocks - 82.4%
	(Cost $96,140,712)	98,172,565

	Preferred Stocks - 2.3%
	Brazil - 1.7%
10,651	Cia de Bebidas das Americas, ADR	405,483
32,562	Gerdau SA, ADR	198,954
56,204	Telefonica Brasil SA, ADR	1,388,801
		1,993,238

	Chile - 0.3%
6,910	Sociedad Quimica y Minera de Chile SA, ADR	320,831

	Colombia - 0.3%
7,573	BanColombia SA, ADR	438,477

	Total Preferred Stocks - 2.3%
	(Cost $3,041,371)	2,752,546

	Royalty Trusts - 2.8%
	United States - 2.8%
16,526	BP Prudhoe Bay Royalty Trust	1,471,971
83,004	SandRidge Permian Trust	1,178,657
49,343	Whiting USA Trust II(a)	643,433
	(Cost $3,311,796)	3,294,061

	Closed End Funds - 9.6%
319,256	Alpine Total Dynamic Dividend Fund	1,321,720
55,192	CBRE Clarion Global Real Estate Income Fund	506,111
67,756	Clough Global Opportunities Fund	885,571
55,706	Eaton Vance Tax-Advantaged Global Dividend Income Fund	884,611
29,815	Eaton Vance Tax-Advantaged Global Dividend
	Opportunities Fund(a)	700,652
65,948	MFS Charter Income Trust(a)	641,015
95,050	MFS Multimarket Income Trust	675,805
37,286	Morgan Stanley Emerging Markets Domestic Debt
	Fund, Inc.(a)	586,509
82,044	NexPoint Credit Strategies Fund	649,788
162,265	Wells Fargo Advantage Global Dividend Opportunity Fund	1,278,648
46,615	Wells Fargo Advantage Multi-Sector Income Fund	731,856
25,946	Western Asset Emerging Markets Debt Fund, Inc.(a)	530,855
36,427	Western Asset Emerging Markets Income Fund, Inc.(a)	515,078
34,620	Western Asset Global Corporate Defined Opportunity
	Fund, Inc.	661,242
50,602	Western Asset High Yield Defined Opportunity Fund, Inc.	930,065
	(Cost $11,458,461)	11,499,526

	Master Limited Partnerships - 2.5%
	United States - 2.5%
54,688	Chesapeake Granite Wash Trust(a)	815,945
73,789	SandRidge Mississippian Trust I(a)	1,005,006
88,633	SandRidge Mississippian Trust II(a)	1,121,208
	(Cost $3,849,189)	2,942,159

	Total Long-Term Investments - 99.6%
	(Cost $117,801,529)	118,660,857

	Investments of Collateral for
	Securities Loaned - 8.7%
10,399,128	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(b) (c)
	(Cost $10,399,128)	10,399,128

	Total Investments - 108.3%
	(Cost $128,200,657)	129,059,985
	Liabilities in excess of Other Assets - (8.3%)	(9,944,124)
	Net Assets - 100.0%	$119,115,861

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

A/S - Limited Liability Stock Company or Stock Company

NV - Publicly Traded Company

PLC - Public Limited Company

SA - Corporation

SpA - Limited Share Company

SE - Stock Corporation

SGPS - Holding Enterprise

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at May 31, 2013.

(b)	At May 31, 2013, the total market value of the Fund’s securities on loan was $10,000,434 and the total market value of the collateral held by the Fund was $10,399,128.

(c)	Interest rate shown reflects yield as of May 31, 2013.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 41

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF continued

% of Long-Term
Country Breakdown	Investments
United Kingdom	19.8%
United States	14.9%
Japan	9.1%
Hong Kong	5.3%
Germany	5.2%
Canada	4.6%
France	4.3%
Brazil	4.0%
Australia	3.9%
Argentina	3.5%
Netherlands	3.5%
China	2.6%
Taiwan	2.5%
Sweden	1.9%
Switzerland	1.8%
Mexico	1.7%
Italy	1.5%
Israel	1.2%
Cayman Islands	1.1%
Colombia	1.0%
Portugal	1.0%
South Africa	0.8%
Spain	0.8%
Chile	0.7%
New Zealand	0.6%
Luxembourg	0.5%
Norway	0.5%
Denmark	0.5%
Belgium	0.4%
Russia	0.3%
Peru	0.3%
India	0.2%

% of Long-Term
Currency Denomination	Investments
United States Dollar	38.2%
Pound Sterling	19.8%
Euro	17.2%
Japanese Yen	9.1%
Hong Kong Dollar	5.3%
Australian Dollar	3.9%
All Other Currencies	6.5%

Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

SEA Guggenheim Shipping ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.5%
	Common Stocks - 81.8%
	Bermuda - 22.2%
1,178,041	COSCO Pacific Ltd.	$1,730,003
305,133	Frontline Ltd.(a)	549,560
92,488	Knightsbridge Tankers Ltd.(b)	651,116
106,620	Nordic American Tankers Ltd.(b)	893,476
180,002	Orient Overseas International Ltd.	1,135,041
1,782,016	Pacific Basin Shipping Ltd.	1,023,830
58,120	Ship Finance International Ltd.	986,878
165,036	Tsakos Energy Navigation Ltd.	802,075
		7,771,979

	China - 2.0%
1,620,014	China Shipping Development Co. Ltd.	688,675

	Denmark - 18.4%
759	AP Moller - Maersk A/S, Class B	5,440,794
31,203	D/S Norden A/S	1,005,560
		6,446,354

	Japan - 16.5%
790,000	Mitsui OSK Lines Ltd.	2,886,952
1,100,000	Nippon Yusen KK	2,897,747
		5,784,699

	Marshall Islands - 14.0%
52,776	Costamare, Inc.(b)	887,164
172,956	Navios Maritime Holdings, Inc.(b)	935,692
44,591	Seaspan Corp.(b)	1,022,026
35,466	Teekay Corp.	1,370,406
240,021	Teekay Tankers Ltd., Class A(b)	674,459
		4,889,747

	Singapore - 5.6%
573,000	SembCorp Marine Ltd.	1,966,410

	United States - 3.1%
43,586	Matson, Inc.	1,097,059

	Total Common Stocks - 81.8%
	(Cost $28,970,624)	28,644,923

	Master Limited Partnerships - 17.7%
	Marshall Islands - 17.7%
94,212	Capital Product Partners, LP(b)	864,866
36,765	Golar LNG Partners, LP	1,225,010
73,632	Navios Maritime Partners, LP(b)	1,019,067
36,235	Teekay LNG Partners, LP	1,554,482
47,445	Teekay Offshore Partners, LP(b)	1,538,641
	(Cost $4,864,047)	6,202,066

	Total Long-Term Investments - 99.5%
	(Cost $33,834,671)	34,846,989

	Investments of Collateral for
	Securities Loaned - 16.7%
5,845,063	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(c) (d)
	(Cost $5,845,063)	5,845,063

	Total Investments - 116.2%
	(Cost $39,679,734)	40,692,052
	Liabilities in excess of Other Assets - (16.2%)	(5,681,286)
	Net Assets - 100.0%	$35,010,766

A/S - Limited Liability Stock Company or Stock Company

KK - Joint Stock Company

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Security, or portion thereof, was on loan at May 31, 2013.

(c)	At May 31, 2013, the total market value of the Fund’s securities on loan was $5,659,057 and the total market value of the collateral held by the Fund was $5,845,063.

(d)	Interest rate shown reflects yield as of May 31, 2013.

% of Long-Term
Country Breakdown	Investments
Marshall Islands	31.8%
Bermuda	22.3%
Denmark	18.5%
Japan	16.6%
Singapore	5.6%
United States	3.2%
China	2.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	44.5%
Danish Krone	18.5%
Japanese Yen	16.6%
Hong Kong Dollar	13.2%
Singapore Dollar	5.6%
Norwegian Krone	1.6%

Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 43

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

CUT Guggenheim Timber ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 94.0%
	Brazil - 6.9%
646,930	Duratex SA	$4,489,726
1,000,138	Fibria Celulose SA, ADR(a)	10,981,515
		15,471,241

	Canada - 9.9%
566,071	Canfor Corp.(b)	9,518,953
170,013	West Fraser Timber Co. Ltd.	12,667,700
		22,186,653

	Finland - 7.0%
1,184,565	Stora ENSO OYJ, R Shares	8,658,506
638,187	UPM-Kymmene OYJ	6,881,391
		15,539,897

	Ireland - 6.6%
879,797	Smurfit Kappa Group PLC	14,708,797

	Japan - 10.5%
829,500	Hokuetsu Kishu Paper Co. Ltd.	3,688,492
405,300	Nippon Paper Industries Co. Ltd.(a)	5,061,483
1,768,000	OJI Holdings Corp.	6,268,324
703,500	Sumitomo Forestry Co. Ltd.	8,311,716
		23,330,015

	Portugal - 4.8%
3,043,517	Portucel SA(a)	10,768,206

	South Africa - 2.8%
471,838	Mondi Ltd.	6,285,076

	Spain - 1.7%
1,134,866	Ence Energia y Celulosa SA	3,713,735

	Sweden - 8.5%
246,389	Holmen AB, B Shares	6,683,306
490,739	Svenska Cellulosa AB, B Shares	12,218,641
		18,901,947

	United States - 35.3%
88,850	Domtar Corp.	6,438,960
170,742	Greif, Inc., Class A	8,895,658
243,903	International Paper Co.	11,256,123
280,635	MeadWestvaco Corp.	9,822,225
214,316	Plum Creek Timber Co., Inc., REIT	10,222,873
159,421	Potlatch Corp., REIT	7,242,496
192,418	Rayonier, Inc., REIT	10,659,957
195,484	Wausau Paper Corp.	2,283,253
401,053	Weyerhaeuser Co., REIT	11,959,401
		78,780,946

	Total Common Stocks - 94.0%
	(Cost $185,515,607)	209,686,513

	Preferred Stock - 1.1%
	Brazil - 1.1%
647,500	Suzano Papel E Celulose SA
	(Cost $2,058,789)	2,350,074

	Participation Notes (c) - 4.6%
	Brazil - 4.6%
974,000	Barclays Bank PLC certificates linked to the
	performance of Suzano Papel E Celulose SA,
	Series 0002(d)	3,535,094
973,170	Morgan Stanley BV certificates linked to the
	performance of Duratex SA, Series 0002	6,753,849
	(Cost $12,241,971)	10,288,943

	Total Long-Term Investments - 99.7%
	(Cost $199,816,367)	222,325,530

	Investments of Collateral for
	Securities Loaned - 11.2%
25,010,231	BNY Mellon Securities Lending Overnight
	Fund, 0.0730%(e) (f)
	(Cost $25,010,231)	25,010,231

	Total Investments - 110.9%
	(Cost $224,826,598)	247,335,761
	Liabilities in excess of Other Assets - (10.9%)	(24,301,245)
	Net Assets - 100.0%	$223,034,516

AB - Stock Company

ADR - American Depositary Receipt

BV - Limited Liability Company

OYJ - Public Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)	Security, or portion thereof, was on loan at May 31, 2013

(b)	Non-income producing security.

(c)
Participation notes are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a participation note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security.

(d)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, these securities amounted to $3,535,094, which represents 1.6% of net assets.

(e)	At May 31, 2013, the total market value of the Fund’s securities on loan was $24,037,699 and the total market value of the collateral held by the Fund was $25,010,231.

(f)	Interest rate shown reflects yield as of May 31, 2013.

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

CUT Guggenheim Timber ETF continued

% of Long-Term
Country Breakdown	Investments
United States	35.4%
Brazil	12.6%
Japan	10.5%
Canada	10.0%
Sweden	8.5%
Finland	7.0%
Ireland	6.6%
Portugal	4.9%
South Africa	2.8%
Spain	1.7%

% of Long-Term
Currency Denomination	Investments
United States Dollar	45.0%
Euro	20.1%
Japanese Yen	10.5%
Canadian Dollar	10.0%
Swedish Krona	8.5%
All other currencies	5.9%
Country breakdown and currency denomination are shown as a percentage of long-term investments.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 45

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2013

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Assets
Investments in securities, at value (including securities on loan)	$70,838,874	$52,761,023	$277,700,222	$139,812,995
Cash	124,478	38,609	173,266	122,327
Foreign currency, at value	74,068	—	115,198	—
Receivables:
Dividends	134,108	271,979	1,341,694	934,007
Securities lending income	12,926	806	154,053	40,550
Tax reclaims	—	—	—	—
Due from Adviser	—	111,566	—	—
Other assets	2,802	3,070	5,890	4,248
Total assets	71,187,256	53,187,053	279,490,323	140,914,127
Liabilities
Payables:
Fund shares redeemed	302	—	27,570	—
Investments purchased	173,452	—	—	—
Administration fee payable	1,445	—	5,557	3,346
Collateral for securities on loan	10,365,063	2,177,941	42,198,946	28,626,707
Accrued advisory fees	26,268	—	94,932	29,389
Accrued expenses	102,986	127,784	240,575	156,481
Total liabilities	10,669,516	2,305,725	42,567,580	28,815,923
Net Assets	$60,517,740	$50,881,328	$236,922,743	$112,098,204
Composition of Net Assets
Paid-in capital	$144,931,005	$66,301,903	$305,770,088	$162,161,418
Accumulated undistributed net investment income (loss)	20,178	130,072	1,644,566	3,239,344
Accumulated net realized gain (loss) on investments and currency transactions	(76,697,313)	(13,693,146)	(49,889,329)	(30,376,057)
Net unrealized appreciation (depreciation) on investments and currency translation	(7,736,130)	(1,857,501)	(20,602,582)	(22,926,501)
Net Assets	$60,517,740	$50,881,328	$236,922,743	$112,098,204
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,170,000	2,310,000	9,600,000	6,440,000
Net Asset Value Per Share	$14.51	$22.03	$24.68	$17.41
Investments in securities, at cost	$78,574,392	$54,618,519	$298,302,678	$162,739,496
Foreign currency, at cost	$74,991	$—	$115,186	$—
Securities on loan, at value	$9,856,303	$2,028,124	$37,863,991	$28,353,112

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2013

Guggenheim
International Multi-Asset	Guggenheim		Guggenheim
Income ETF	Shipping ETF		Timber ETF
(HGI )	(SEA	)	(CUT	)

$129,059,985	$40,692,052		$247,335,761
352,599	55,307		359,673
31,242	—		—

559,572	88,969		507,491
42,440	18,080		38,256
54,634	19,960		56,651
—	—		—
3,757	—		5,471
130,104,229	40,874,368		248,303,303

—	—		—
412,175	—		—
2,843	—		5,185
10,399,128	5,845,063		25,010,231
60,575	18,539		83,479
113,647	—		169,892
10,988,368	5,863,602		25,268,787
$119,115,861	$35,010,766		$223,034,516

$148,186,824	$40,261,649		$241,428,764
(49,013)	176,536		2,333,866
(29,871,511)	(6,439,277)		(43,213,761)
849,561	1,011,858		22,485,647
$119,115,861	$35,010,766		$223,034,516
6,900,000	2,000,000		10,050,000
$17.26	$17.51		$22.19
$128,200,657	$39,679,734		$224,826,598
$32,850	$—		$—
$10,000,434	$5,659,057		$24,037,699

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 47

STATEMENT OF OPERATIONS For the year ended May 31, 2013	May 31, 2013

.
	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier Markets
	Income ETF	ETF	ETF	ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Investment Income
Dividend income	$3,083,301	$1,214,376	$4,606,252	$6,599,737
Less return of capital distributions received	—	—	—	—
Foreign taxes withheld	(462,447)	(295)	(147,962)	(557,237)
Net dividend income	2,620,854	1,214,081	4,458,290	6,042,500
Net securities lending income	272,535	64,293	1,658,185	523,795
Total income	2,893,389	1,278,374	6,116,475	6,566,295
Expenses
Advisory fee <Note 3>	402,751	247,429	1,311,116	753,127
Administration fee	22,151	13,609	61,422	41,422
Custodian fee	62,002	66,108	173,017	89,802
Licensing	80,550	54,965	338,238	150,626
Listing fee and expenses	5,000	5,000	5,000	5,000
Printing expenses	36,546	14,800	40,149	25,152
Professional fees	31,748	29,206	37,722	36,919
Registration & filings	—	3,839	6,402	2,965
Trustees’ fees and expenses	5,531	4,367	9,642	7,345
Miscellaneous	20,808	20,865	25,989	20,980
Total expenses	667,087	460,188	2,008,697	1,133,338
Advisory fees waived	(103,235)	(113,788)	(220,812)	(78,960)
Net expenses	563,852	346,400	1,787,885	1,054,378
Net Investment Income (Loss)	2,329,537	931,974	4,328,590	5,511,917
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(20,616,431)	(1,450,574)	(13,739,860)	(20,729,794)
In-kind transactions	4,475,574	5,084,883	25,981,932	961,191
Foreign currency transactions	(52,424)	(241)	(1,325)	—
Net realized gain (loss)	(16,193,281)	3,634,068	12,240,747	(19,768,603)
Net change in unrealized appreciation (depreciation) on
Investments	16,097,481	3,565,998	30,267,852	4,913,185
Foreign currency translation	8,741	5	(9)	—
Net unrealized appreciation (depreciation)	16,106,222	3,566,003	30,267,843	4,913,185
Net realized and unrealized gain (loss)	(87,059)	7,200,071	42,508,590	(14,855,418)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,242,478	$8,132,045	$46,837,180	$(9,343,501)

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2013

Guggenheim
International Multi-Asset	Guggenheim	Guggenheim
Income ETF	Shipping ETF	Timber ETF
(HGI )	(SEA )	(CUT )

$6,073,536	$1,284,664	$5,164,864
(65,873)	(438,715)	—
(366,070)	(28,430)	(352,073)
5,641,593	817,519	4,812,791
337,293	202,425	493,309
5,978,886	1,019,944	5,306,100

580,579	194,400	891,121
31,932	—	47,991
87,217	—	67,339
149,174	—	242,336
5,000	—	5,000
15,107	—	26,475
37,502	—	39,880
645	—	7,840
6,326	—	7,555
20,948	—	25,099
934,430	194,400	1,360,636
(121,620)	—	(113,066)
812,810	194,400	1,247,570
5,166,076	825,544	4,058,530

(10,789,990)	(3,408,191)	(1,942,329)
9,424,370	134,690	7,181,181
(106,511)	(20,735)	(44,515)
(1,472,131)	(3,294,236)	5,194,337

16,977,761	5,709,480	48,393,487
(1,851)	(2,698)	(29,773)
16,975,910	5,706,782	48,363,714
15,503,779	2,412,546	53,558,051
$20,669,855	$3,238,090	$57,616,581

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 49

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2013

	Guggenheim Canadian
	Energy Income ETF
	(ENY)
	For the Year	For the Year
	Ended	Ended
	May 31, 2013	May 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$2,329,537	$3,594,127
Net realized gain (loss)	(16,193,281)	(38,792,896)
Net unrealized appreciation (depreciation)	16,106,222	(26,151,529)
Net increase (decrease) in net assets resulting from operations	2,242,478	(61,350,298)
Distribution to Shareholders
From and in excess of net investment income	(2,182,941)	(4,070,916)
Return of capital	(125,469)	(172,854)
Total distributions	(2,308,410)	(4,243,770)
Capital Share Transactions
Proceeds from sale of shares	26,490,915	16,593,797
Cost of shares redeemed	(55,922,241)	(90,554,537)
Net increase (decrease) from capital share transactions	(29,431,326)	(73,960,740)
Total increase (decrease) in net assets	(29,497,258)	(139,554,808)

Net Assets
Beginning of period	90,014,998	229,569,806
End of period	$60,517,740	$90,014,998
Accumulated undistributed net investment income (loss) at end of period	$20,178	$8,346
Changes in Shares Outstanding
Shares sold	1,650,000	900,000
Shares redeemed	(3,550,000)	(5,250,000)
Shares outstanding, beginning of period	6,070,000	10,420,000
Shares outstanding, end of period	4,170,000	6,070,000

*
Subsequent to May 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the May 31, 2012 financial reporting period. Please refer to Note 4 – Federal Income Taxes.

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2013

Guggenheim China		Guggenheim China		Guggenheim		Guggenheim International
Real Estate ETF		Small Cap ETF		Frontier Markets ETF		Multi-Asset Income ETF
(TAO)		(HAO)		(FRN)		(HGI)
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012

$931,974	$624,269	$4,328,590	$4,145,673	$5,511,917	$4,259,682	$5,166,076	$4,766,436
3,634,068	(1,761,892)	12,240,747	(50,765,896)	(19,768,603)	(5,471,134)	(1,472,131)	(5,929,236)
3,566,003	(5,122,573)	30,267,843	(37,770,210)	4,913,185	(28,138,249)	16,975,910	(23,239,412)
8,132,045	(6,260,196)	46,837,180	(84,390,433)	(9,343,501)	(29,349,701)	20,669,855	(24,402,212)

(1,381,280)	(233,530)	(4,003,500)	(4,836,000)	(4,819,580)	(5,553,760)	(5,238,200)	(4,505,697)*
—	—	—	—	—	—	—	(69,703)*
(1,381,280)	(233,530)	(4,003,500)	(4,836,000)	(4,819,580)	(5,553,760)	(5,238,200)	(4,575,400)

68,500,827	10,283,066	205,297,879	34,114,502	27,827,850	36,836,204	57,379,737	64,159,072
(42,928,680)	(12,627,475)	(175,981,373)	(107,488,523)	(34,963,094)	(51,859,839)	(56,001,977)	(34,770,261)
25,572,147	(2,344,409)	29,316,506	(73,374,021)	(7,135,244)	(15,023,635)	1,377,760	29,388,811
32,322,912	(8,838,135)	72,150,186	(162,600,454)	(21,298,325)	(49,927,096)	16,809,415	411,199

18,558,416	27,396,551	164,772,557	327,373,011	133,396,529	183,323,625	102,306,446	101,895,247
$50,881,328	$18,558,416	$236,922,743	$164,772,557	$112,098,204	$133,396,529	$119,115,861	$102,306,446
$130,072	$366,628	$1,644,566	$1,107,514	$3,239,344	$2,536,338	$(49,013)	$99,612

3,150,000	550,000	8,850,000	1,550,000	1,400,000	1,650,000	3,400,000	3,700,000
(1,950,000)	(800,000)	(7,500,000)	(4,500,000)	(1,950,000)	(2,550,000)	(3,300,000)	(2,000,000)
1,110,000	1,360,000	8,250,000	11,200,000	6,990,000	7,890,000	6,800,000	5,100,000
2,310,000	1,110,000	9,600,000	8,250,000	6,440,000	6,990,000	6,900,000	6,800,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 51

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2013

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)
Net realized gain (loss)
Net unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations
Distribution to Shareholders
From and in excess of net investment income
Return of capital
Total distributions
Capital Share Transactions
Proceeds from sale of shares
Cost of shares redeemed
Net increase (decrease) from capital share transactions
Total increase (decrease) in net assets

Net Assets
Beginning of period
End of period
Accumulated undistributed net investment income (loss) at end of period
Changes in Shares Outstanding
Shares sold
Shares redeemed
Shares outstanding, beginning of period
Shares outstanding, end of period

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

			May 31, 2013

Guggenheim		Guggenheim
Shipping ETF		Timber ETF
(SEA)		(CUT)
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012

$825,544	$927,351	$4,058,530	$3,030,836
(3,294,236)	(585,326)	5,194,337	(12,142,462)
5,706,782	(3,024,028)	48,363,714	(48,346,562)
3,238,090	(2,682,003)	57,616,581	(57,458,188)

(852,200)	(869,900)	(2,441,450)	(2,496,150)
—	—	—	—
(852,200)	(869,900)	(2,441,450)	(2,496,150)

5,261,486	41,081,606	85,141,458	13,031,462
(3,089,060)	(19,420,751)	(23,336,000)	(75,409,500)
2,172,426	21,660,855	61,805,458	(62,378,038)
4,558,316	18,108,952	116,980,589	(122,332,376)

30,452,450	12,343,498	106,053,927	228,386,303
$35,010,766	$30,452,450	$223,034,516	$106,053,927
$176,536	$158,860	$2,333,866	$1,803,075

300,000	2,500,000	4,350,000	700,000
(200,000)	(1,100,000)	(1,050,000)	(4,150,000)
1,900,000	500,000	6,750,000	10,200,000
2,000,000	1,900,000	10,050,000	6,750,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS	May 31, 2013

ENY Guggenheim Canadian Energy Income ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$14.83	$22.03	$16.52	$14.10	$31.58
Income from investment operations
Net investment income (a)	0.45	0.46	0.52	0.47	1.08
Net realized and unrealized gain (loss)	(0.33)	(7.10)	5.51	2.55	(17.49)
Total from investment operations	0.12	(6.64)	6.03	3.02	(16.41)
Distributions to shareholders
From and in excess of net investment income	(0.42)	(0.54)	(0.52)	(0.60)	(1.07)
Return of capital	(0.02)	(0.02)	—	—	—
Total distributions to shareholders	(0.44)	(0.56)	(0.52)	(0.60)	(1.07)
Net asset value, end of period	$14.51	$14.83	$22.03	$16.52	$14.10
Market value, end of period	$14.43	$14.73	$22.06	$16.50	$14.38
Total return*(b)
Net asset value	0.61%	-30.45%	37.22%	21.75%	-51.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$60,518	$90,015	$229,570	$74,649	$37,791
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets*	2.89%	2.62%	2.59%	2.89%	7.03%
Portfolio turnover rate (c)	130%	81%	34%	58%	68%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.83%	0.79%	0.84%	0.89%	1.23%
Ratio of net investment income to average net assets	2.76%	2.53%	2.45%	2.70%	6.51%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2013

TAO Guggenheim China Real Estate ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$16.72	$20.14	$16.02	$16.87	$20.68
Income from investment operations
Net investment income (a)	0.41	0.47	0.35	0.29	0.39
Net realized and unrealized gain (loss)	5.29	(3.70)	3.92	(0.57)	(3.82)
Total from investment operations	5.70	(3.23)	4.27	(0.28)	(3.43)
Distributions to shareholders
From and in excess of net investment income	(0.39)	(0.19)	(0.15)	(0.57)	(0.38)
Net asset value, end of period	$22.03	$16.72	$20.14	$16.02	$16.87
Market value, end of period	$21.66	$16.74	$20.07	$15.89	$17.27
Total return*(b)
Net asset value	34.05%	-15.90%	26.68%	-2.10%	-15.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$50,881	$18,558	$27,397	$45,484	$39,802
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.70%	0.78%
Ratio of net investment income to average net assets*	1.88%	2.76%	1.83%	1.64%	3.00%
Portfolio turnover rate (c)	20%	14%	17%	15%	47%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.93%	1.35%	1.02%	0.92%	1.74%
Ratio of net investment income to average net assets	1.65%	2.11%	1.51%	1.42%	2.04%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS continued	May 31, 2013

HAO Guggenheim China Small Cap ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$19.97	$29.23	$24.44	$20.70	$24.04
Income from investment operations
Net investment income (a)	0.41	0.50	0.39	0.25	0.27
Net realized and unrealized gain (loss)	4.61	(9.14)	4.84	3.52	(3.51)
Total from investment operations	5.02	(8.64)	5.23	3.77	(3.24)
Distributions to shareholders
From and in excess of net investment income	(0.31)	(0.62)	(0.44)	(0.03)	(0.10)
Net asset value, end of period	$24.68	$19.97	$29.23	$24.44	$20.70
Market value, end of period	$24.31	$20.01	$29.15	$24.30	$21.22
Total return *(b)
Net asset value	25.24%	-29.50%	21.36%	18.20%	-13.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$236,923	$164,773	$327,373	$291,284	$62,938
Ratio of net expenses to average net assets*	0.75%	0.75%	0.75%	0.75%	0.88%
Ratio of net investment income (loss) to average net assets*	1.81%	2.17%	1.33%	1.00%	1.86%
Portfolio turnover rate (c)	31%	35%	11%	46%	65%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.84%	0.92%	0.89%	0.91%	1.64%
Ratio of net investment income (loss) to average net assets	1.72%	2.00%	1.19%	0.84%	1.10%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2013

FRN Guggenheim Frontier Markets ETF

					For the period
	For the	For the	For the	For the	June 12, 2008**
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$19.08	$23.23	$18.12	$14.49	$24.34
Income from investment operations
Net investment income (a)	0.71	0.59	0.64	0.55	0.36
Net realized and unrealized gain (loss)	(1.77)	(3.92)	4.60	3.46	(10.12)
Total from investment operations	(1.06)	(3.33)	5.24	4.01	(9.76)
Distributions to Shareholders
From and in excess of net investment income	(0.61)	(0.82)	(0.13)	(0.38)	(0.09)
Net asset value, end of period	$17.41	$19.08	$23.23	$18.12	$14.49
Market value, end of period	$17.17	$19.26	$22.95	$18.67	$14.48
Total return*(b)
Net asset value	-5.94%	-14.16%	28.87%	27.69%	-40.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$112,098	$133,397	$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	3.66%	2.91%	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (d)	46%	30%	9%	25%	29%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.75%	0.81%	0.80%	1.11%	2.22	%(c)
Ratio of net investment income to average net assets	3.61%	2.80%	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 57

FINANCIAL HIGHLIGHTS continued	May 31, 2013

HGI Guggenheim International Multi-Asset Income ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$15.05	$19.98	$16.10	$14.31	$23.09
Income from investment operations
Net investment income (a)	0.74	0.86	0.88	0.68	0.78
Net realized and unrealized gain (loss)	2.22	(4.94)	3.80	1.74	(8.61)
Total from investment operations	2.96	(4.08)	4.68	2.42	(7.83)
Distributions to shareholders
From and in excess of net investment income	(0.75)	(0.84 (e)	(0.80)	(0.63)	(0.86)
Return of capital	—	(0.01 (e)	—	—	(0.09)
Total distribution to shareholders	(0.75)	(0.85)	(0.80)	(0.63)	(0.95)
Net asset value, end of period	$17.26	$15.05	$19.98	$16.10	$14.31
Market value, end of period	$17.19	$15.09	$20.02	$16.09	$14.44
Total return*(b)
Net asset value	20.03%	-20.86%	29.68%	16.81%	-33.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$119,116	$102,306	$101,895	$54,736	$14,311
Ratio of net expenses to average net assets*(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets*	4.45%	5.04%	4.71%	4.01%	5.56%
Portfolio turnover rate (d)	60%	73%	44%	42%	114%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (c)	0.81%	0.92%	0.94%	1.04%	1.98%
Ratio of net investment income to average net assets	4.34%	4.82%	4.47%	3.67%	4.28%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.13% for the year ended May 31, 2013, 0.14% for the year ended May 31, 2012, 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010, and 0.16% for the year ended May 31, 2009.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Subsequent to May 31, 2012, a reclassification was required that resulted in the recharacterization of the distribution for the May 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from capital.

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2013

SEA Guggenheim Shipping ETF

			For the Period
	For the Year	For the Year	June 11, 2010*
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$16.03	$24.69	$25.96
Income from investment operations
Net investment income (a)	0.45	0.56	1.10
Net realized and unrealized gain (loss)	1.49	(8.26)	(1.89)
Total from investment operations	1.94	(7.70)	(0.79)
Distributions to shareholders
From and in excess of net investment income	(0.46)	(0.96)	(0.48)
Net asset value, end of period	$17.51	$16.03	$24.69
Market value, end of period	$17.43	$15.99	$24.67
Total return (b)
Net asset value	12.44%	-31.98%	-3.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$35,011	$30,452	$12,343
Ratio of net expenses to average net assets	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	2.76%	3.35%	4.14	%(c)
Portfolio turnover rate (d)	42%	43%	28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 59

FINANCIAL HIGHLIGHTS continued	May 31, 2013

CUT Guggenheim Timber Index ETF

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of period	$15.71	$22.39	$17.70	$14.53	$22.03
Income from investment operations
Net investment income (loss) (a)	0.46	0.42	0.94	0.25	0.47
Net realized and unrealized gain (loss)	6.27	(6.71)	4.34	2.97	(7.56)
Total from investment operations	6.73	(6.29)	5.28	3.22	(7.09)
Distributions to shareholders
From net investment income	(0.25)	(0.39)	(0.59)	(0.05)	(0.41)
Net asset value, end of period	$22.19	$15.71	$22.39	$17.70	$14.53
Market value, end of period	$22.10	$15.75	$22.38	$17.65	$14.69
Total return* (b)
Net asset value	43.01%	-28.20%	30.15%	22.15%	-31.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$223,035	$106,054	$228,386	$112,541	$45,915
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets*	2.28%	2.29%	4.52%	1.46%	3.36%
Portfolio turnover rate (c)	2%	56%	29%	39%	58%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.76%	0.82%	0.82%	0.86%	1.08%
Ratio of net investment income (loss) to average net assets	2.22%	2.17%	4.40%	1.30%	2.99%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2013

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following seven portfolios have an annual reporting period ended on May 31, 2013:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon GlobalTimber Index

Note 2 –Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and ask prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Participation notes are valued as of the close of regular trading on the local exchange on which they are traded. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Trust’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities were determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a pricing committee (the “Pricing Committee”) which is comprised of employees of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) or its affiliates responsible for implementing the valuation procedures established by the Funds. Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

The following tables represent the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2013:

Guggenheim China Real Estate ETF

Description	Level 1	Level 2		Level 3	Total
(value in $000s)
Assets:
Common Stocks	$50,583	$–		$–	$50,583
Rights	–	–	*	–	–	*
Investments of Collateral for Securities Loaned	2,178	–		–	2,178
Total	$52,761	$–	*	$–	$52,761

* Market value is less than the minimum amount disclosed.

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$21,225	$–	$–	*	$21,225
Communications	14,205	–	–		14,205
Consumer, Cyclical	45,016	–	–	*	45,016
Consumer, Non-cyclical	40,443	–	–		40,443
Diversified	1,054	–	–		1,054
Energy	12,421	–	–		12,421
Financial	38,453	–	–		38,453
Industrial	41,624	278	1,304		43,206
Technology	9,544	–	–		9,544
Utilities	9,514	–	–		9,514
Convertible Securities	–	420	–		420
Investments of Collateral for Securities Loaned	42,199	–	–		42,199
Total	$275,698	$698	$1,304		$277,700

*Market value is less than the minimum amount disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below:

$(000s)
Transfers from Level 1 to Level 2:	$278
Transfers from Level 1 to Level 3:	$1,207
Transfers from Level 2 to Level 3:	$97

The transfer from Level 1 to Level 2 is a result of Guangzhou Shipyard International Co. Ltd. being halted on the principal exchange on which it trades.

The transfer from Level 1 to Level 3 is a result of China Metal Recycling being halted on the principal exchange on which it trades, and negative public information on the company.

The transfers from Level 2 to Level 3 are a result of Boshiwa International Holding Ltd. and China High Precision Automation Group Ltd. being halted on the principal exchange on which each trades and negative public information on each company.

Trading in the shares of China Forestry Holdings Co., Ltd. (“China Forestry”) was halted on the Hong Kong stock exchange on January 26, 2011, pending the publication of an announcement in relation to price sensitive information. China Forestry continues to be halted. Following the release of negative news stories, the Pricing Committee met and, after reviewing the most recently available annual financial results of China Forestry and considering the extended period of time trading has been halted, valued China Forestry at $0.00 per share. If trading of China Forestry resumes on a primary exchange, the value of China Forestry could increase.

Trading in the shares of Boshiwa International Holding Ltd. (“Boshiwa”) was halted on the Hong Kong stock exchange on March 15, 2012, following the resignation of external auditors. At that time, the Pricing Committee used the movement of a correlated index to value Boshiwa. Boshiwa continues to be halted. Following the release of several negative announcements concerning Boshiwa and considering the extended period of time trading has been halted, the Pricing Committee valued Boshiwa at a discount of the last movement of a correlating index price, and

62 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

eventually moved the price to $0.00 per share. If trading of Boshiwa resumes on a primary exchange, the value of Boshiwa could increase.

Trading in the shares of China Hongxing Sports Ltd. (“China Hongxing”) was halted on the Singapore stock exchange on February 22, 2011, pending the release of an announcement in relation to the clarification of news which was price sensitive in nature. China Hongxing continues to be halted. Following the release of several negative announcements concerning China Hongxing, and considering the extended period of time China Hongxing has been halted, the Pricing Committee valued China Hongxing at $0.00 per share. If trading of China Hongxing resumes on a primary exchange, the value of China Hongxing could increase.

Trading in the shares of China High Precision Automation Group Ltd. (“China High Precision”) was halted on the Hong Kong stock exchange on August 22, 2012, pending the publication of an announcement in relation to price sensitive information. On January 31, 2013, China High Precision issued a profit warning citing a decrease in the demand and selling price of their products. Considering the lack of available information and the extended period of time China High Precision has been halted, the Pricing Committee valued China High Precision at $0.12 per share, which is a discount to the last exchange-traded price. If trading of China High Precision resumes on a primary exchange, the value of China High Precision could increase or decrease.

Trading in the shares of China Metal Recycling Holdings Ltd. (“China Metal Recycling”) was halted on the Hong Kong stock exchange on January 28, 2013, following an accusation that China Metal Recycling falsified its financial statements. Considering the lack of available information, the lack of progress toward resumption of trading and the period of time China Metal Recycling has been halted, the Pricing Committee valued China Metal Recycling at $0.91 per share, which is a discount to the last exchange-traded price. If trading of China Metal Recycling resumes on a primary exchange, the value of China High Precision could increase or decrease.

Trading in the shares of Fook Woo Group Holdings, Ltd. (“Fook Woo”) was halted on the Hong Kong stock exchange on November 28, 2011, pending the publication of interim results. Fook Woo continues to be halted. Following the release of several negative announcements concerning Fook Woo and considering the extended period of time trading has been halted, the Pricing Committee valued Fook Woo at $0.00 per share. If trading of Fook Woo resumes on a primary exchange, the value of Fook Woo could increase.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended May 31, 2013.

Level 3 Holdings	Securities
Beginning Balance at 5/31/12	$–	*
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	–
Purchases	–
Sales	–
Transfers In	1,304
Transfers Out	–
Ending Balance at 5/31/13	$1,304

Guggenheim Frontier Markets ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$97,910	$393	$–	$98,303
Preferred Stock	12,032			12,032
Exchange Traded Fund	851	–	–	851
Investments of Collateral for Securities Loaned	28,627	–	–	28,627
Total	$139,420	$393	$–	$139,813

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below:

$(000s)
Transfers from Level 1 to Level 2:	$393

The transfer from Level 1 to Level 2 is a result of Orascom Telecom Media and Technology Holding SAE, GDR not trading on the primary exchange on May 31, 2013.

Guggenheim Timber ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$209,687	$–	$–	$209,687
Preferred Stock	2,350	–	–	2,350
Participation Notes	–	10,289	–	10,289
Investments of Collateral for Securities Loaned	25,010	–	–	25,010
Total	$237,047	$10,289	$–	$247,336

There were no transfers between levels for Guggenheim Timber ETF for the year ended May 31, 2013.

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these funds for the year ended May 31, 2013.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(d) Distributions

The Funds intend to distribute substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annually
Guggenheim China Small Cap ETF	Annually
Guggenheim Frontier Markets ETF	Annually
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annually

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and the Investment Adviser, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the below table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%

64 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm.

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to its unitary management fee structure, Guggenheim Shipping ETF does not pay a separate Fund Administration fee.

For the year ended May 31, 2013, the following Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration	Fund Administration
	Expense	Expense Waived
Guggenheim Canadian Energy Income ETF	$22,151	$–
Guggenheim China Real Estate ETF	13,609	–
Guggenheim China Small Cap ETF	61,422	–
Guggenheim Frontier Markets ETF	41,422	–
Guggenheim International Multi-Asset Income ETF	31,932	–
Guggenheim Timber ETF	47,991	–

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2015:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities.

For the year ended May 31, 2013, the Investment Adviser waived fees and assumed the following fees and expenses:

	Advisory
	Fees	Expenses
	Waived	Reimbursed
Guggenheim Canadian Energy Income ETF	$103,235	$–
Guggenheim China Real Estate ETF	113,788	–
Guggenheim China Small Cap ETF	220,812	–
Guggenheim Frontier Markets ETF	78,960	–
Guggenheim International Multi-Asset Income ETF	121,620	–
Guggenheim Timber ETF	113,066	–

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Sustainable Wealth Management, Ltd.
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
Guggenheim Timber ETF	Beacon Indexes LLC

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

At May 31, 2013, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

					Net Tax
					Unrealized
				Net Tax	Appreciation
	Cost of	Gross Tax	Gross Tax	Unrealized	(Depreciation)
	Investments for	Unrealized	Unrealized	Appreciation	on Foreign
	Tax Purposes	Appreciation	Depreciation	(Depreciation)	Currency
Guggenheim Canadian Energy Income ETF	$78,666,455	$1,575,558	$(9,403,139)	$(7,827,581)	$(612)
Guggenheim China Real Estate ETF	55,546,962	1,740,893	(4,526,832)	(2,785,939)	(5)
Guggenheim China Small Cap ETF	301,576,663	23,682,552	(47,558,993)	(23,876,441)	(126)
Guggenheim Frontier Markets ETF	165,585,150	4,073,234	(29,845,389)	(25,772,155)	–
Guggenheim International Multi-Asset Income ETF	129,444,665	8,168,243	(8,552,923)	(384,680)	(9,767)
Guggenheim Shipping ETF	40,700,607	3,567,192	(3,575,747)	(8,555)	(460)
Guggenheim Timber ETF	227,091,690	36,763,545	(16,519,474)	20,244,071	(23,516)

Tax components of the following balances as of May 31, 2013 were as follows:

	Undistributed	Undistributed
	Ordinary Income	Long-Term Gains
Guggenheim Canadian Energy Income ETF	$–	$(76,585,072)
Guggenheim China Real Estate ETF	299,815	(12,934,446)
Guggenheim China Small Cap ETF	2,312,310	(47,283,088)
Guggenheim Frontier Markets ETF	3,239,344	(27,530,403)
Guggenheim International Multi-Asset Income ETF	496,529	(29,173,045)
Guggenheim Shipping ETF	366,865	(5,608,733)
Guggenheim Timber ETF	2,333,866	(40,948,669)

At May 31, 2013 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net	Accumulated
	Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid in Capital
Guggenheim Canadian Energy
Income ETF	$(134,764)	$(1,542,237)	$1,677,001
Guggenheim China Real
Estate ETF	212,750	(898,306)	685,556
Guggenheim China Small
Cap ETF	211,962	(7,167,463)	6,955,501
Guggenheim Frontier
Markets ETF	10,669	1,341,339	(1,352,008)
Guggenheim International
Multi-Asset Income ETF	(76,501)	(8,115,972)	8,192,473
Guggenheim Shipping ETF	44,332	928,466	(972,798)
Guggenheim Timber ETF	(1,086,289)	(4,878,362)	5,964,651

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2013 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$2,182,941
Guggenheim China Real Estate ETF	1,381,280
Guggenheim China Small Cap ETF	4,003,500
Guggenheim Frontier Markets ETF	4,819,580
Guggenheim International Multi-Asset Income ETF	5,238,200
Guggenheim Shipping ETF	852,200
Guggenheim Timber ETF	2,441,450

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$125,469

In Guggenheim International Multi-Asset Income ETF, subsequent to the May 31, 2012 reporting period, it was determined that a reclassification of $1,809 was required between return of capital and ordinary income. This resulted in a recharacterization of $1,809 between distributions paid from capital and distributions paid from ordinary income. The below numbers reflect the revised tax character of distributions paid during the year ended May 31, 2012 following this reclassification.

The tax character of distributions paid during the year ended May 31, 2012 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$4,070,916
Guggenheim China Real Estate ETF	233,530
Guggenheim China Small Cap ETF	4,836,000
Guggenheim Frontier Markets ETF	5,553,760
Guggenheim International Multi-Asset Income ETF	4,505,697
Guggenheim Shipping ETF	869,900
Guggenheim Timber ETF	2,496,150

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$172,854
Guggenheim International Multi-Asset Income ETF	69,703

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

At May 31, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

					Unlimited	Unlimited
	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term
Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Total

Guggenheim Canadian Energy Income ETF	$–	$3,622,034	$12,656,635	$713,500	$41,646,881	$17,946,022	$76,585,072
Guggenheim China Real Estate ETF	–	–	4,375,466	6,818,237	457,456	1,259,391	12,910,550
Guggenheim China Small Cap ETF	–	–	5,907,224	–	10,131,704	31,244,160	47,283,088
Guggenheim Frontier Markets ETF	–	241,589	3,686,218	364,152	3,668,438	11,746,232	19,706,629
Guggenheim International Multi-Asset
Income ETF	434,730	2,191,498	3,876,528	2,491,614	12,748,029	5,307,998	27,050,397
Guggenheim Shipping ETF	–	–	–	–	1,641,915	3,966,818	5,608,733
Guggenheim Timber ETF	–	3,822,255	17,944,749	1,561,810	12,970,069	4,649,786	40,948,669

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2013, the following Funds incurred and will elect to defer the following current year post-October losses as though the losses were incurred on the first day of the next fiscal year.

Post-October
Capital Losses
Guggenheim Canadian Energy Income ETF	$–
Guggenheim China Real Estate ETF	23,896
Guggenheim China Small Cap ETF	–
Guggenheim Frontier Markets ETF	7,823,774
Guggenheim International Multi-Asset Income ETF	2,122,648
Guggenheim Shipping ETF	–
Guggenheim Timber ETF	–

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the year ended May 31, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$130,145,460	$103,602,378
Guggenheim China Real Estate ETF	9,560,161	10,181,882
Guggenheim China Small Cap ETF	73,424,256	73,934,189
Guggenheim Frontier Markets ETF	67,190,843	66,646,620
Guggenheim International Multi-Asset Income ETF	68,795,597	68,728,728
Guggenheim Shipping ETF	13,089,248	12,624,930
Guggenheim Timber ETF	9,392,200	3,611,837

For the year ended May 31, 2013, in-kind transactions were as follows:
	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$–	$55,972,215
Guggenheim China Real Estate ETF	68,495,320	42,928,325
Guggenheim China Small Cap ETF	204,763,302	174,741,764
Guggenheim Frontier Markets ETF	27,826,541	34,950,903
Guggenheim International Multi-Asset Income ETF	57,375,471	56,112,005
Guggenheim Shipping ETF	5,260,925	3,088,790
Guggenheim Timber ETF	78,664,705	21,517,162

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge of up to four times the transaction fee may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Events:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Subsequent to May 31, 2013, the Board of Trustees declared the following dividends payable on June 28, 2013, to shareholders of record on June 26, 2013. The dividend rates per share were as follows:

Income
Fund	Distribution
Guggenheim Canadian Energy Income ETF	$0.129
Guggenheim International Multi-Asset Income ETF	0.208
Guggenheim Shipping ETF	0.186

Subsequent to May 31, 2013, Guggenheim Canadian Energy Income ETF changed its underlying index from Sustainable Canadian Energy Income Index to the S&P/TSX Canadian High Income Energy Index effective August 1, 2013.
Effective on or about July 31, 2013, Guggenheim Canadian Energy Income ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index. Instead, Guggenheim Canadian Energy Income ETF will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Canadian High Income Energy Index.

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2013

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, and Guggenheim Timber ETF (seven of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective seven portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2013

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 69

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2013

Federal Income Tax Information
In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2013.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim Canadian Energy Income ETF intends to designate $181,299 of foreign tax withholding on foreign source income of $1,208,615.

Guggenheim China Small Cap ETF intends to designate $116,200 of foreign tax withholding on foreign source income of $3,911,557.

Guggenheim Frontier Markets ETF intends to designate $485,042 of foreign tax withholding on foreign source income of $6,156,813.

Guggenheim International Multi-Asset Income ETF intends to designate $196,881 of foreign tax withholding on foreign source income of $3,327,962

Guggenheim Shipping ETF intends to designate $28,430 of foreign tax withholding on foreign source income of $554,705.

Guggenheim Timber ETF intends to designate $81,559 of foreign tax withholding on foreign source income of $1,268,576.

The Trust’s investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Qualif ied	Dividend
Fund	dividend income	received deduction
Guggenheim Canadian Energy Income ETF	49.51%	0.00%
Guggenheim China Real Estate ETF	0.00%	0.00%
Guggenheim China Small Cap ETF	8.79%	0.00%
Guggenheim Frontier Markets ETF	68.60%	0.00%
Guggenheim International Multi-Asset Income ETF	43.67%	0.23%
Guggenheim Shipping ETF	42.42%	4.65%
Guggenheim Timber ETF	54.16%	31.75%

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

			Number of Funds
Name, Address*, Year	Term of Office**		in the Fund	Other Directorships Held
of Birth and Position(s)	and Length	Principal Occupations during the Past Five Years	Complex***	by Trustee during the
held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	48	None
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a U.S. and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	44
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011 – July 2012); Director of Aziom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	44	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	Trustee, Bennett Group of Funds (2011-present).

70 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2013

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present); Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief Executive Officer (2012-present) and President (2010- present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds of Guggenheim Funds Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust , (2012-present). Formerly, Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC. (2002-2010).
212
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana. (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013***
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010 - present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987 - 2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present); Chief Legal Officer (2012) of certain funds in the Guggenheim Funds Complex (2012-present).

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC and Rydex Advisors II, LLC,. Chief Compliance Officer and Senior Vice President (2010- 2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC, Vice President (2001-2006).

Mark E. Mathiasen Formerly, Vice President; Year of Birth: 1978 Secretary	Since 2011
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other funds in the Fund Complex. Formerly, Vice President, Assistant General Counsel of Guggenheim Fund Services, LLC (2007-2012).

Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective February 13, 2013.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 71

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENTS
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2013

Claymore Exchange-Traded Fund Trust (“ETF Trust 1” or a “Trust”) and Claymore Exchange-Traded Fund Trust 2 (“ETF Trust 2” or a “Trust”) each was organized as a Delaware business trust on May 24, 2006 and June 8, 2006, respectively, and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between each Trust, with respect to its respective Funds, and GFIA (each, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). Under the terms of the Investment Advisory Agreement for ETF Trust 1, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Wilshire US REIT ETF (the “Sub-Advised Fund”), pursuant to an investment sub-advisory agreement by and among ETF Trust 1 on behalf of the Sub-Advised Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreements, the “Advisory Agreements”). Under the supervision the Boards of Trustees of ETF Trust 1 and ETF Trust 2 (together, the “Board,” and the members of the Board individually, the “Trustees”), GFIA, and with respect to the Sub-Advised Fund, GPIM, provides a continuous investment program for each Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Funds.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trusts (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of each Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Funds to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Advisory Agreements and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

In analyzing and discussing the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, as exchange-traded funds (“ETFs”) and management’s view that the ETF industry is immature in terms of depth of product coverage in many asset categories. In this regard, the Committee noted management’s observation that, in many cases, an ETF may dominate a niche space, but appear rather average in comparison to a larger peer group with which it shares only a small handful of characteristics; alternatively, a very small comparison set can be used, providing a narrower view of performance and expense metrics. In light of the foregoing, the Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between the Funds and the applicable peer group identified in the FUSE reports.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreements
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services provided by the Adviser, the Committee reviewed information concerning the functions

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AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. With respect to the Sub-Advised Fund, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Sub-Advised Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also noted the distinctive nature of the Funds, as ETFs, each of which (with the exception of the two actively-managed ETFs) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds (excluding the two actively-managed ETFs) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Committee evaluated information on the correlation and tracking error between the underlying index and each Fund’s returns for the three-month, one-year, three-year and five-year periods, as applicable.

In the course of its review of correlation and tracking error data, the Committee considered management’s views and explanation of the tracking error for certain Funds, including the following:

Guggenheim BulletShares High Yield Corporate Bond ETFs: A significant source of tracking error for these Funds is attributable to the use of different pricing sources for the Funds and indices as well as different price points (mid versus bid pricing).

Guggenheim Mid-Cap Core ETF (CZA): The tracking error calculation is based on a comparison of a total return fund versus a price-only index in the FUSE report. In this regard, the Committee reviewed supplemental data provided by management regarding a price return fund comparison for the particular index, as well as several others published by the New York Stock Exchange and management’s notation that total return index values are not currently available.

Wilshire Micro-Cap ETF (WMCR): The Fund follows a strategy of holding a subset of index constituents, frequently referred to as sampling, in attempting to deliver benchmark returns due to the broad nature of the index as well as a relatively modest Fund asset size. The strategy is executed using quantitative analysis via portfolio optimization software. In general, full replication will yield smaller amounts of tracking error versus a sampling strategy as full replication seeks to hold all index constituents at similar relative weighting. The peers presented in the FUSE report pursue a full replication strategy.

Guggenheim Multi-Asset Income ETF (CVY): The Fund follows a multi-asset strategy while the peer funds are equity funds. Holdings in preferred and closed-end funds may also have an impact during rebalance periods. In addition, the Fund has used an index sampling strategy from time to time to maintain compliance with limits on investment in registered investment companies as well as avoiding issues regarding U.S. royalty trust securities, which may have an impact on qualified income minimum levels and create tax filing complications.

Guggenheim International Multi-Asset Income ETF (HGI): As with Multi-Asset Income, the Fund employed periodically an index sampling strategy in light of issues with U.S. royalty trust securities in the relevant index. Since

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CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENTS
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

a more complete replication of the Fund’s index has been sought after the resolution of tax concerns, the Fund experienced a significant decline in tracking error when comparing the recent three-month data versus historical periods.

In light of all of the foregoing, the Committee determined that the Funds had in fact tracked their indexes within an acceptable range.

Guggenheim Enhanced Core Bond ETF (GIY) and Guggenheim Enhanced Short Duration Bond ETF (GSY): For the two actively-managed ETFs, the Committee reviewed information comparing each Fund’s total return for the three-month, one-year and three-year periods ended December 31, 2012, compared to the performance of similar funds and relevant market indices, and noted that the three-month and one-year periods reflected solely the active management of the portfolios. The Committee determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee reviewed the advisory fees for each Fund and noted that the Adviser had either contractually agreed to waive a portion of the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for other Funds, the Committee noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that the advisory fees were generally within the range of the peer group of funds in the FUSE report and noted the unique nature of certain Funds, making “peer” comparisons less relevant.

In conjunction with its review of fees, the Committee also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements (without any deduction for sub-advisory fees paid), as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Committee also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee considered the Adviser’s statement that the generally lower total expenses of ETFs provide fewer opportunities for the Adviser to achieve economies of scale beyond what is provided to shareholders through the relatively low expenses of the ETFs. The Committee was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience, reputation and skills of the Sub-Adviser’s personnel providing portfolio management services to the Sub-Advised Fund and other key personnel. The Committee also considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the financial statements of the Sub-Adviser. The Committee also noted the distinctive nature of the Sub-Advised Fund, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the “Wilshire US REIT Index”). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee concluded that the Sub-Adviser had personnel qualified to provide the services under the Sub-Advisory Agreement. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Sub-Advised Fund, the investment performance of the Sub-Advised Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which the Sub-Advised Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its index. In this connection, the Committee evaluated information on the correlation and tracking error between the Wilshire US REIT Index and the Sub-Advised Fund’s returns for the three-month and one-year periods ended December 31, 2012, noting the Fund’s relatively brief period of operations since its

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CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENTS
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

inception. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Sub-Advised Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate does not impact the fees paid by the Sub-Advised Fund and that the Sub-Adviser’s revenues were included in the calculation of the Adviser’s profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Sub-Advised Fund was reasonable.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Sub-Advised Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreements, which was separately considered. (See “Investment Advisory Agreements – Economies of Scale to be Realized” above.)

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013 meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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TRUST INFORMATION	May 31, 2013

Board of Trustees	Officers	Investment Adviser	Legal Counsel
Randall C. Barnes

Donald C. Cacciapaglia*

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Ronald E. Toupin, Jr.
Chairman

*Trustee is an “interested
person” (as defined in section
2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the
Trust because of his position
as the President and CEO of
the Investment Adviser
and Distributor.

Donald C. Cacciapaglia
Chief Executive Officer

Amy J. Lee
Chief Legal Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Joanna M. Catalucci
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Stevens T. Kelly
Assistant Secretary

William H. Belden III
Vice President

Guggenheim Funds
Investment Advisors, LLC
Lisle, Illinois

Distributor
Guggenheim Funds
Distributors, LLC
Lisle, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY
Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•           If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Investments website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 79

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $160 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Funds Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 11 separate exchange-traded “index funds” as of May 31,2013. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-002-AR-0513

RMB| Guggenheim Yuan Bond ETF

Fund Overview

The Guggenheim Yuan Bond ETF, NYSE Arca ticker: RMB (the “Fund”) seeks to replicate, before the Fund’s fees and expenses, the performance of the AlphaShares China Yuan Bond Index (the “Index”).  The Index is a rules-based index comprised of, as of May 31, 2013, approximately 70 bonds. The securities in the Index are bonds that are eligible for investment by U.S. and other foreign investors and denominated in Chinese Yuan, whether issued by Chinese or non-Chinese issuers and traded in the secondary market, a market commonly referred to as the “Dim Sum” bond market. The Fund will not invest in securities traded in mainland China. The Index includes bonds issued by mainland Chinese entities with a minimum of Yuan 1 billion outstanding par value, as well as bonds issued by non-mainland Chinese entities (which have no minimum outstanding par value requirement). All of the bond issues or issuers must have an investment grade rating by Moody’s Investors Service (Moody’s), Standard & Poor’s Ratings Services (S&P) and/or Fitch Ratings. Bonds must have a minimum of one year maturity for inclusion in the Index. Only bonds that pay a fixed periodic coupon, that delay coupon payments until maturity, zero coupon bonds or floating rate bonds are eligible for inclusion in the Index. The interest rates of the floating rate bonds in the Index typically adjust based upon the then-current Shanghai Interbank Offered Rate on a quarterly basis. The Chinese Yuan-denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a primary securities market where trading is conducted on a regular basis. The Index was created by AlphaShares, LLC and is maintained by Interactive Data Corporation.

On May 14, 2013, the Board of Trustees of the Claymore Exchange-Traded Fund Trust 2 approved the closing and subsequent liquidation of the Fund.  The last day of trading of Fund shares on the NYSE Arca, Inc. was June 14, 2013.

The Fund invested at least 80% of its total assets in fixed income securities that comprise the Index.  The Fund used a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI,” together with JPMIM, the “Investment Sub-Advisers”) used quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, duration and other financial characteristics of fixed income securities.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2013.

On a market price basis, the Fund generated a total return of 5.61%, which included an increase in market price over the period to $26.00 on May 31, 2013, from $25.16 as of May 31, 2012. On an NAV basis, the Fund generated a total return of 7.41%, which included an increase in NAV over the period to $26.02 on May 31, 2012, from $24.76 as of May 31, 2012. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and Chinese bond market comparison purposes, the Index returned 8.12% and the Bank of China Hong Kong Offshore RMB Bond Index, which also measures the performance of the Dim Sum bond market, but includes both investment grade and below investment grade rated securities, returned 7.05% for the 12-month period ending May 31, 2013.

The Fund made the following monthly distributions per share during the period ended May 31, 2013:

Month	Distribution per Share
June	$0.030
July	0.030
August	0.037
September	0.039
October	0.035
November	0.044
December	0.040
January	0.037
February	0.056
March	0.045
April	0.045
May	0.064
Total	$0.502

All of the above distributions were characterized as ordinary income.  In January 2013, the Fund made a short-term capital gain distribution of $0.05 per share.

RMB | Guggenheim Yuan Bond ETF
Fund Summary
May 31, 2013 (unaudited)

Fund Statistics
Share Price			$ 26.00
Net Asset Value			$ 26.02
Premium/Discount to NAV			-0.08%
Net Assets ($000)			$ 2,602

Total Returns
(Inception 9/22/11)	One Year	Since Inception (annualized)
Guggenheim Yuan Bond ETF
NAV	7.41%	4.13%
Market	5.61%	4.07%
AlphaShares China Yuan Bond Index	8.12%	4.83%
Bank of China Hong Kong Offshore RMB Bond Index	7.05%	3.97%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.00 per share for share price returns or initial net asset value (NAV) of $25.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown			% of Net Assets
Banks			44.9%
Sovereign			24.6%
Retail			6.4%
Telecommunications			6.3%
Oil & Gas			6.2%
Gas			6.0%
Real Estate			3.2%
Total Investments			97.6%
Other Assets in excess of Liabilities			2.4%
Net Assets			100.0%

Credit Quality			% of Total Investments
AA			44.9%
A			32.5%
BBB			16.3%
NR			6.3%

Represents Standard & Poor's rating as a percentage of total investments. Securities classified as NR are not rated. For securities not rated by Standard & Poor's Rating Group, the rating by Moody's
Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor's,
Moody's or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

Portfolio breakdown is shown as a percentage of net assets. Credit quality is shown as a percentage of total investments.  Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com.  The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Distributions to Shareholders & Annualized Distribution Rate		Annualized distribution rate
June 2012	$ 0.030	1.44%
July 2012	0.030	1.43%
August 2012	0.037	1.77%
September 2012	0.039	1.86%
October 2012	0.035	1.66%
November 2012	0.044	2.07%
December 2012	0.040	1.87%
January 2013*	0.087	4.18%
February 2013	0.056	2.66%
March 2013	0.045	2.12%
April 2013	0.045	2.10%
May 2013	0.064	3.02%
* Includes short-term capital gain distribution of $0.05 per share.

RMB | Guggenheim Yuan Bond ETF
Fund Performance As of May 31, 2013 (unaudited)

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bank of China Hong Kong Offshore
RMB Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Bank of China Hong
Kong Offshore RMB Bond Index tracks the total return performance of offshore
RMB denominated bonds which are issued outside the Mainland of China and fulfill a set of pre-specified and transparent criteria for eligibility. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Overview of Fund Expenses
As of May 31, 2013 (unaudited)

As a shareholder of Guggenheim Yuan Bond ETF, you incur advisory fees and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2013.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Annualized Expense
	Beginning	Ending	Ratio for the	Expenses Paid
	Account Value	Account Value	Six Months Ended	During Period1

	12/01/12	05/31/13	05/31/13	12/01/12-05/31/13

Guggenheim Yuan Bond ETF
Actual	1,000.00	1,039.24	0.65%	3.31
Hypothetical (5% annual return before expenses)	1,000.00	1,021.69	0.65%	3.28

1 Actual and hypothetical expenses are calculated using the annualized expense ratio.  This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended May 31, 2013.  Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 182/365.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at gugggenheiminvestments.com.

RMB Guggenheim Yuan Bond ETF
Portfolio of Investments
May 31, 2013

Principal					Optional Call
Amount	Description	Rating (unaudited)*	Coupon	Maturity	Provisions**	Value
	Corporate Bonds - 97.6%
	Banks - 44.9%
CNY 500000	Agricultural Development Bank of China (China)	AA-	2.980%	06/22/2014	N/A	$81,654
1,000,000	Bank of Communications Co. Ltd., Series FXCD (China)	NR	1.350%	04/01/2014	N/A	160,418
1,000,000	China Development Bank Corp. (China)	AA-	4.200%	01/19/2027	N/A	170,199
1,000,000	Export-Import Bank of China (China)	AA-	3.350%	06/18/2017	N/A	165,782
1,000,000	Export-Import Bank of Korea, Series EMTN (South Korea)	A+	3.250%	07/27/2015	N/A	164,724
500,000	HSBC Bank PLC, Series EMTN (United Kingdom)	AA-	2.875%	04/30/2015	N/A	82,713
1,000,000	Industrial & Commercial Bank of China Asia Ltd., Series EMTN (Hong Kong)	A-	6.000%	11/04/2021	11/05/16 @ 100	177,409
1,000,000	Korea Development Bank (South Korea)	A	3.300%	06/21/2015	N/A	164,771
						1,167,670

	Gas - 6.0%
1,000,000	HKCG Finance Ltd., Series EMTN (Hong Kong)	A+	1.400%	04/11/2016	N/A	156,572

	Oil & Gas - 6.2%
1,000,000	BP Capital Markets PLC, Series EMTN (United Kingdom)	A	1.700%	09/15/2014	N/A	161,787

	Real Estate - 3.2%
500,000	Global Logistic Properties Ltd., Series REGS (Singapore)	Baa2	3.375%	05/11/2016	N/A	82,193

	Retail - 6.4%
1,000,000	Lotte Shopping Business Management Hong Kong Ltd. (Hong Kong)	Baa1	4.000%	02/09/2015	N/A	166,082

	Sovereign - 24.6%
1,000,000	China Government Bond, Series REGS (China)	AA-	0.600%	08/18/2014	N/A	160,776
500,000	China Government Bond (China)	AA-	1.800%	12/01/2015	N/A	81,092
1,500,000	China Government Bond, Series REGS (China)	AA-	1.400%	08/18/2016	N/A	239,401
1,000,000	China Government Bond, Series REGS (China)	AA-	1.940%	08/18/2018	N/A	160,506
						641,775

	Telecommunications - 6.3%
1,000,000	Axiata SPV2 BHD, Series EMTN (Malaysia)	BBB-	3.750%	09/18/2014	N/A	164,687

	Total Corporate Bonds - 97.6%
	(Cost $2,445,567)					2,540,766

	Total Investments - 97.6%
	(Cost $2,445,567)					2,540,766
	Other Assets in excess of Liabilities - 2.4%					61,665
	Net Assets - 100.0%					$2,602,431

N/A- Not Applicable
PLC - Public Limited Company

* Ratings shown are per Standard & Poor's Rating Group, Moody's Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor's Rating Group and Moody's Investor Services, Inc., the rating by Fitch Ratings is provided.) The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.
** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.

	Country Breakdown		% of Total Investments
	China		48.0%
	Hong Kong		19.7%
	South Korea		13.0%
	United Kingdom		9.6%
	Malaysia		6.5%
	Singapore		3.2%

	Currency Denomination		% of Total Investments
	Chinese Renminbi		100.0%

Country breakdown and currency denomination are shown as a percentage of total investments.  Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com.  The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Statement of Assets and Liabilities
May 31, 2013

Guggenheim
Yuan Bond ETF
(RMB)
Assets
Investments in securities, at value	$2,540,766
Cash	6,141
Foreign currency, at value	38,451
Receivables:
Interest	18,511
Total assets	2,603,869

Liabilities
Accrued advisory fees	1,438
Total liabilities	1,438
Net Assets	$2,602,431

Composition of Net Assets
Paid-in capital	$2,422,406
Accumulated undistributed net investment income	82,191
Accumulated net realized gain on investments and currency transactions	2,341
Net unrealized appreciation on investments and currency translation	95,493
Net Assets	$2,602,431

Shares outstanding ($0.01 par value with unlimited amount authorized)	100,000
Net Asset Value Per Share	$26.02

Investments in securities, at cost	$2,445,567
Foreign currency, at cost	$38,260

See notes to financial statements.

Statement of Operations
For the year ended May 31, 2013

Guggenheim
Yuan Bond ETF
(RMB)

Investment Income
Interest	$115,289
Total income	115,289

Expenses
Advisory fee <Note 3>	28,594
Net expenses	28,594
Net Investment Income	86,695

Realized and Unrealized Gain
Net realized gain on
Investments	101,049
Foreign currency transactions	1,820
Net realized gain	102,869
Net change in unrealized appreciation on
Investments	123,538
Foreign currency translation	823
Net unrealized appreciation	124,361
Net realized and unrealized gain	227,230

Net Increase in Net Assets Resulting from Operations	$313,925

See notes to financial statements.

Statement of Changes in Net Assets

	Guggenheim Yuan Bond ETF (RMB)

	For the Year	For the Period
	Ended	Ended1
	May 31, 2013	May 31, 2012

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$86,695	$39,816
Net realized gain	102,869	(25,169)
Net unrealized appreciation	124,361	(28,868)
Net increase in net assets resulting from operations	313,925	(14,221)

Distribution to Shareholders
From and in excess of net investment income	(86,700)	(22,979)
From realized gain	(10,000)	-
Return of capital	-	(9,821)
Total distributions	(96,700)	(32,800)

Capital Share Transactions
Proceeds from sale of shares	-	5,000,000
Cost of shares redeemed	(2,567,773)	-
Net increase (decrease) from capital share transactions	(2,567,773)	5,000,000
Total increase (decrease) in net assets	(2,350,548)	4,952,979

Net Assets
Beginning of period	4,952,979	-

End of period	$2,602,431	$4,952,979

Accumulated undistributed net investment income at end of period	$82,191	$1,579

Changes in Shares Outstanding
Shares sold	-	200,000
Shares redeemed	(100,000)	-
Shares outstanding, beginning of period	200,000	-
Shares outstanding, end of period	100,000	200,000

1 Commencement of investment operations - September 22, 2011

See notes to financial statements.

Financial Highlights
RMB | Guggenheim Yuan Bond ETF
		For the Period
	For the	September 22, 2011*
	Year Ended	through
	May 31, 2013	May 31, 2012

Per share operating performance
for a share outstanding throughout the period
Net asset value, beginning of period	$24.76	$25.00
Income from investment operations
Net investment income (a)	0.50	0.20
Net realized and unrealized gain/(loss)	1.31	(0.28)
Total from investment operations	1.81	(0.08)
Distributions to shareholders
From net investment income	(0.50)	(0.10)
From realized gains	(0.05)	-
Return of capital	-	(0.06)
Total distributions to shareholders	(0.55)	(0.16)

Net asset value, end of period	$26.02	$24.76
Market value, end of period	$26.00	$25.16

Total return (b)
Net asset value	7.41%	-0.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,602	$4,953
Ratio of net expenses to average net assets	0.65%	0.65	% (c)
Ratio of net investment income to average net assets	1.97%	1.15	% (c)
Portfolio turnover rate (d)	52%	54%

* Commencement of investment operations.
(a) Based on average shares outstanding during the period.
(b) Total investment return is calculated assuming a purchase of a share at the beginning of
	the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends
	and distributions are assumed to be reinvested at NAV. Total investment return does not reflect
	brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

 Claymore Exchange-Traded Fund Trust 2
Notes to Financial Statements
May 31, 2013

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.  At a meeting on May 14, 2013, the Board of Trustees approved the termination of the Guggenheim Yuan Bond ETF (the “Fund”).  The Fund will cease operations with liquidation proceeds distributed to shareholders of record as of June 14, 2013.  The Fund has an annual reporting period ended on May 31, 2013 and liquidated June 20, 2013.  The Fund ceased trading on the NYSE Arca on June 14, 2013.  All shareholders remaining on June 14, 2013 received a liquidation distribution of $25.91 per share on June 20, 2013.

The Fund is a separate series of the Trust.  The Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s market prices may differ to some degree from the net asset value (“NAV”) of the shares of the Fund. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Fund. The investment objective of the Fund is to correspond generally to the performance, before fees and expenses, of the following market index:

Fund	Index
Guggenheim Yuan Bond ETF	AlphaShares China Yuan Bond Index

Note 2 –Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and ask prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investment management team, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Trust’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the period ended May 31, 2013.

The valuation process involved for Level 3 measurements for the Fund is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Fund utilizes a pricing committee (the “Pricing Committee”) which is comprised of employees of the Investment Adviser or its affiliates responsible for implementing the valuation procedures established by the Fund. Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

The following tables represent the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2013:

Guggenheim Yuan Bond ETF
Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$ -	$2,541	$ -	$2,541
Total	$ -	$2,541	$ -	$2,541

There were no transfers between Levels for the period ended May 31, 2013.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(d) Distributions
The Fund intends to distribute substantially all of its net investment income to shareholders through monthly distributions.  In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Recent Accounting Pronouncement
In April 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-07, Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting ("ASU 2013-07"). In addition to providing clarification on the application of the liquidation basis of accounting, ASU 2013-07 also excludes investment companies that are regulated under the Investment Company Act of 1940 from being subject to the liquidation basis of accounting. ASU 2013-07 is effective for annual reporting periods beginning after December 15, 2013, and early adoption is permitted. The Fund has early adopted ASU 2013-07, and, as a result, the Fund has not presented its financial statements on the liquidation basis of accounting.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Fund, and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, the Fund pays the Investment Adviser a unitary management fee for the services and facilities it provides.  The unitary management fee is payable on a monthly basis at the annual rate of 0.65% based on the Fund’s average daily net assets.

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI”), and with JPMIM, (the “Investment Sub-Advisers”) act as the sub-advisers for the Fund, pursuant to the sub-advisory agreement with the Investment Adviser. In this capacity, the Investment Sub-Advisers supervise and manage the investment portfolio for the Fund, and direct the purchases and sales of the Fund’s investment securities.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Investment Adviser.  The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of the Fund with AlphaShares LLC (the “Licensor”).  The Fund is not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in shares of the Fund.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Accordingly, no provision for U.S. federal income taxes is required.  In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At May 31, 2013, the cost of investments, and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Net Tax Unrealized Appreciation (Depreciation) on Foreign Currency
Guggenheim Yuan Bond ETF	$2,445,567	$95,199	-	$95,199	$294

Tax components of the following balances as of May 31, 2013 were as follows:

	Undistributed Ordinary Income/(Accumulated Ordinary Loss)	Undistributed Long-Term Gains/(Accumulated Capital & Other Loss)
Guggenheim Yuan Bond ETF	$82,191	$2,341

At May 31, 2013 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of foreign currency and return of capital. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Guggenheim Yuan Bond ETF	$80,617	$(82,196)	$1,579

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2013 was as follows:

Distributions paid from Ordinary Income
Guggenheim Yuan Bond ETF	$91,008

Distributions paid from Capital Gains
Guggenheim Yuan Bond ETF	$5,692

Subsequent to the May 31, 2012 reporting period, it was determined that a reclassification of $1,579 was required between return of capital and ordinary income. This resulted in a recharacterization of $1,579 between distributions paid from capital and distributions paid from ordinary income. The below numbers reflect the revised tax character of distributions paid during the year ended May 31, 2012 following this reclassification.

Distributions paid from Ordinary Income
Guggenheim Yuan Bond ETF	$22,979

Distributions paid from Return of Capital
Guggenheim Yuan Bond ETF	$9,821

At May 31, 2013, for federal income tax purposes, the Fund did not have capital loss carryforwards.

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  During the year ended May 31, 2013, the Fund did not have any current year post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the year ended May 31, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Yuan Bond ETF	$2,237,637	$4,829,387

Note 6 – Capital:
Shares are issued and redeemed by the Fund only in creation unit size aggregations of 50,000 shares.  Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.  Transaction fees of $500 are charged to those persons creating or redeeming creation units.  A variable charge in addition to the transaction fee may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

Supplemental Information | (Unaudited)
Federal Income Tax Information
In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2013.

Trustees

The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	48	None
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, a U.S. and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	44
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011 – July 2012); Director of Aziom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen (1977-1997)	44	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000- present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	Trustee, Bennett Group of Funds (2011-present).
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present);
Chief Executive Officer of Guggenheim Funds Services, LLC
(2012-present); Chief Executive Officer (2012-present) and President
(2010- present), Guggenheim Funds Distributors, LLC and Guggenheim
Funds Investment Advisors, LLC; Chief Executive Officer of certain funds of Guggenheim Funds Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income
Fund, Security Large Cap Value Fund, and Security Mid Cap Growth
Fund (2012-present); President, CEO and Trustee of Rydex Dynamic
Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable
Trust, (2012-present). Formerly; Chairman and CEO of Channel
Capital Group Inc. and Channel Capital Group LLC. (2002-2010).
			212
Trustee, Rydex Dynamic Funds, Rydex ETF Trust,
Rydex Series Funds and Rydex Variable Trust
(2012- present); Independent Board Member,
Equitrust Life Insurance Company, Guggenheim
Life  and Annuity Company, and Paragon Life
Insurance Company of Indiana. (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC.  The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013***
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010 - present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987 - 2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present); Officer of certain funds in the Guggenheim Funds Complex (2012-present).

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC and Rydex Advisors II, LLC,. Chief Compliance Officer and Senior Vice President (2010- 2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC, Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.

Mark E. Mathiasen Formerly, Vice President; Year of Birth: 1978 Secretary	Since 2011	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.
Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
*      Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**   Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

*** Effective February 12, 2013.

Trust Information

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment Advisors,
Donald C. Cacciapaglia*	LLC
Roman Friedrich III	Lisle, IL
Robert B. Karn III
Ronald A. Nyberg
Ronald E. Toupin, Jr.	Investment Sub-Advisers (RMB)
J.P. Morgan Investment Management, Inc.
New York, NY JP International Management Inc. Hong Kong
*Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Distributor
Officers	Guggenheim Funds Distributors, LLC
Donald C. Cacciapaglia	Lisle, IL
Chief Executive Officer
Administrator
Amy J. Lee	Rydex Fund Services, LLC
Chief Legal Officer	Rockville, MD

John L. Sullivan
Chief Financial Officer,	Accounting Agent, Custodian
Chief Accounting Officer and	and Transfer Agent
Treasurer	The Bank of New York Mellon Corp.
New York, NY
Joanna M. Catalucci
Chief Compliance Officer	Legal Counsel
Dechert LLP
Mark E. Mathiasen	New York, NY
Secretary
Independent Registered Public
Stevens T. Kelly	Accounting Firm
Assistant Secretary	Ernst & Young LLP
Chicago, IL
William H. Belden III
Vice President

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information.  The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999,  visiting Guggenheim Fund’s website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Guggenheim Yuan Bond ETF (one of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of May 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from September 22, 2011 (commencement of investment operations) through May 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Yuan Bond ETF (one of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from September 22, 2011 (commencement of investment operations) through May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois
July 25, 2013

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $66,261 and $87,171 for the fiscal years ending May 31, 2013, and May 31, 2012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $2,800 for the fiscal years ending May 31, 2013, and May 31, 2012, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $61,900 and $26,000 for the fiscal years ending May 31, 2013, and May 31, 2012 respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2013, and May 31, 2012, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e).  Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

             Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $61,900 and $28,800 for the fiscal years ending May 31, 2013, and May 31, 2012, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           August 8, 2013

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           August 8, 2013